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Exhibit 99.1

SIMON PROPERTY GROUP
Overview

The Company

        Simon Property Group, Inc., ("Simon," "we," "us," "our," or the "Company") (NYSE:SPG) is a self-administered and self-managed real estate investment trust ("REIT"). Simon Property Group, L.P. or the Operating Partnership is a majority-owned subsidiary partnership of the Company. Together, the Company and the Operating Partnership, or Simon Group, are engaged primarily in the ownership, development and management of retail real estate properties. Simon Group operates from five retail real estate platforms: regional malls, Premium Outlet Centers®, The Mills®, community/lifestyle centers and international properties. At June 30, 2008, we owned or had an interest in 383 properties comprising 261 million square feet of gross leasable area in North America, Europe and Asia.

        This package was prepared to provide (1) ownership information, (2) certain operational information, and (3) balance sheet information as of June 30, 2008, for the Company and the Operating Partnership.

        Certain statements made in this Supplemental Package may be deemed "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Although we believe the expectations reflected in any forward-looking statements are based on reasonable assumptions, we can give no assurance that our expectations will be attained, and it is possible that actual results may differ materially from those indicated by these forward-looking statements due to a variety of risks, uncertainties and other factors. Such factors include, but are not limited to: our ability to meet debt service requirements, the availability and terms of financing, changes in our credit rating, changes in market rates of interest and foreign exchange rates for foreign currencies, the ability to hedge interest rate risk, risks associated with the acquisition, development and expansion of properties, general risks related to retail real estate, the liquidity of real estate investments, environmental liabilities, international, national, regional and local economic climates, changes in market rental rates, trends in the retail industry, relationships with anchor tenants, the inability to collect rent due to the bankruptcy or insolvency of tenants or otherwise, risks relating to joint venture properties, costs of common area maintenance, competitive market forces, risks related to international activities, insurance costs and coverage, terrorist activities, changes in economic and market conditions and maintenance of our status as a real estate investment trust. We discuss these and other risks and uncertainties under the heading "Risk Factors" in our annual and quarterly periodic reports filed with the SEC that could cause actual results to differ materially from forward-looking statements. We may update that discussion in our periodic reports, but otherwise we undertake no duty or obligation to update or revise these forward-looking statements, whether as a result of new information, future developments, or otherwise.

        We hope you find this Supplemental Package beneficial. Any questions, comments or suggestions should be directed to: Shelly J. Doran, Vice President of Investor Relations-Simon Property Group, P.O. Box 7033, Indianapolis, IN 46207. Telephone: (317) 685-7330; e-mail: sdoran@simon.com

 SIMON PROPERTY GROUP
Overview

Reporting Calendar

        Results for the next two quarters will be announced according to the following approximate schedule:

Third Quarter 2008	October 31, 2008
Fourth Quarter 2008	January 30, 2009

Stock Information

        The Company's common stock and two issues of preferred stock are traded on the New York Stock Exchange under the following symbols:

Common Stock	SPG
6% Series I Convertible Perpetual Preferred	SPGPrI
8.375% Series J Cumulative Redeemable Preferred	SPGPrJ

Credit Ratings

Standard & Poor's
Corporate	A-	(Stable Outlook)
Senior Unsecured	A-	(Stable Outlook)
Preferred Stock	BBB+	(Stable Outlook)
Moody's
Senior Unsecured	A3	(Stable Outlook)
Preferred Stock	Baa1	(Stable Outlook)

 Simon Property Group Ownership Structure(1)
June 30, 2008

(1)
Schedule excludes Company preferred stock (see "Preferred Stock/Units Outstanding") and Operating Partnership units not convertible into common stock.

(2)
Consists of Melvin Simon, Herbert Simon, David Simon, and/or trusts established for the benefit of members of the Simon family and Melvin Simon & Associates, Inc.

(3)
Holders of Class B common stock are entitled to elect 4 of the 13 members of the Board of Directors and also have voting rights with common stock.

(4)
An affiliate of one of the limited partners owns the Company's Class C common stock. Holders of Class C common stock are entitled to elect 2 of the 13 members of the Board of Directors and also have voting rights with common stock.

(5)
Other executives includes directors and executive officers of the Company, other than Simon family members.

 SIMON PROPERTY GROUP
Changes in Company Common Share and Operating Partnership Unit Ownership
For the Period from December 31, 2007 through June 30, 2008

	Operating Partnership Units(1)	Company Common Shares(2)
Number Outstanding at December 31, 2007	57,913,250	223,034,282
Activity During the First Quarter of 2008:
Issuance of Common Stock for Stock Option Exercises	—	102,456
Conversion of Preferred Stock into Common Stock	—	1,290
Conversion of Operating Partnership Units into Common Stock	(1,308,109)	1,308,109
Conversion of Operating Partnership Units into Cash	(14,365)	—
Conversion of Operating Partnership Preferred Units into Units	971,784	—
Restricted Stock Awards (Stock Incentive Program)(6)	—	309,260
Number Outstanding at March 31, 2008	57,562,560	224,755,397
Activity During the Second Quarter of 2008:
Issuance of Common Stock for Stock Option Exercises	—	31,000
Conversion of Preferred Stock into Common Stock	—	12,667
Conversion of Operating Partnership Units into Common Stock	(250,000)	250,000
Conversion of Operating Partnership Units into Cash	(126,593)	—
Conversion of Operating Partnership Preferred Units into Units	125,000	—
Restricted Stock Awards (Stock Incentive Program)(6)	—	(6,177)
Number Outstanding at June 30, 2008	57,310,967	225,042,887
Details for Diluted Common Shares Outstanding(5):
Company Common Shares Outstanding at June 30, 2008		225,042,887
Number of Common Shares Issuable Assuming Conversion of:
Series I 6% Convertible Perpetual Preferred Stock(3)		11,148,223
Series C 7% Cumulative Convertible Preferred Units(3)		76,295
Series I 6% Convertible Perpetual Preferred Units(3)		1,298,184
Net Number of Common Shares Issuable Assuming Exercise of Stock Options(4)		588,806
Diluted Common Shares Outstanding at June 30, 2008(5)		238,154,395

(1)
Excludes units owned by the Company (shown here as Company Common Shares) and Operating Partnership units not convertible into common shares.

(2)
Excludes Operating Partnership preferred units relating to Company preferred stock outstanding (see Schedule of Preferred Stock Outstanding on page 63).

(3)
Conversion terms provided on page 63 of this document.

(4)
Based upon the weighted average stock price for the quarter ended June 30, 2008.

(5)
For FFO purposes.

(6)
Net of forfeitures.

 SIMON PROPERTY GROUP
Selected Financial and Equity Information
As of June 30, 2008
Unaudited
(In thousands, except as noted)

	As of or for the Three Months Ended June 30,		As of or for the Six Months Ended June 30,
	2008	2007	2008	2007
Financial Highlights of the Company
Total Revenue—Consolidated Properties	$922,947	$855,932	$1,818,245	$1,708,073
Net Income Available to Common Stockholders	$76,572	$59,917	$164,505	$158,298
Basic Earnings per Common Share (EPS)	$0.34	$0.27	$0.73	$0.71
Diluted Earnings per Common Share (EPS)	$0.34	$0.27	$0.73	$0.71
FFO of the Operating Partnership	$427,855	$373,034	$847,907	$765,434
Diluted FFO of the Operating Partnership	$439,581	$386,106	$872,022	$791,322
Basic FFO per Share (FFOPS)	$1.52	$1.33	$3.01	$2.72
Diluted FFO per Share (FFOPS)	$1.49	$1.31	$2.95	$2.68
Distributions per Share	$0.90	$0.84	$1.80	$1.68

	June 30, 2008	December 31, 2007
Stockholders' Equity Information
Limited Partner Units Outstanding at End of Period	57,311	57,913
Common Shares Outstanding at End of Period	225,043	223,035

Total Common Shares and Units Outstanding at End of Period	282,354	280,948

Weighted Average Limited Partnership Units Outstanding	57,585	58,036
Weighted Average Common Shares Outstanding:
Basic—for purposes of EPS and FFOPS	224,219	222,998
Diluted—for purposes of EPS	224,824	223,777
Diluted—for purposes of FFOPS	237,826	237,448
Simon Group's Debt Information
Share of Consolidated Debt	$17,411,782	$16,933,771
Share of Joint Venture Debt	6,541,944	6,568,403

Share of Total Debt	$23,953,726	$23,502,174

Simon Group's Market Capitalization
Common Stock Price at End of Period	$89.89	$86.86
Common Equity Capitalization, including common operating partnership units	$25,380,788	$24,403,103
Preferred Equity Capitalization, including preferred operating partnership units	1,299,757	1,359,833

Total Equity Market Capitalization	$26,680,545	$25,762,936

Total Capitalization—Including Simon Group's Share of Total Debt	$50,634,271	$49,265,110

	As of or for the Six Months Ended June 30,
	2008	2007
Miscellaneous Balance Sheet Data
Interest Capitalized during the Period:
Consolidated Properties	$15,094	$16,334
Joint Venture Properties	$2,401	$2,821
Simon Group's Share of Joint Venture Properties	$1,119	$1,085

        On the next three pages, we present balance sheet and income statement data on a pro-rata basis reflecting our proportionate economic ownership of each asset in the Simon Group portfolio.

        Basis of Presentation: The consolidated amounts shown are prepared on a consistent basis with our consolidated financial statements. The Company's Share of Joint Ventures column was derived on a property-by-property basis by applying the same percentage interests used to arrive at our share of net income during the period and applying them to all financial statement line items of each property. A similar calculation was performed for minority interests.

 SIMON PROPERTY GROUP
Unaudited Pro-Rata Statement of Operations
For The Three Months Ended June 30, 2008

	Consolidated	Minority Interest	Our Consolidated Share	Our Share of Joint Ventures	Our Total Share
REVENUE:
Minimum rent	$566,199	$(9,117)	$557,082	$189,974	$747,056
Overage rent	17,836	(29)	17,807	10,616	28,423
Tenant reimbursements	259,803	(5,574)	254,229	94,387	348,616
Management fees and other revenues	34,879	—	34,879	—	34,879
Other income	44,230	(571)	43,659	23,853	67,512

Total revenue	922,947	(15,291)	907,656	318,830	1,226,486

EXPENSES:
Property operating	111,911	(3,189)	108,722	64,375	173,097
Depreciation and amortization	236,617	(2,248)	234,369	108,006	342,375
Real estate taxes	85,450	(1,356)	84,094	24,905	108,999
Repairs and maintenance	25,845	(575)	25,270	12,705	37,975
Advertising and promotion	21,739	(319)	21,420	5,754	27,174
Provision for credit losses	6,781	(130)	6,651	1,295	7,946
Home and regional office costs	34,844	—	34,844	—	34,844
General and administrative	5,095	—	5,095	—	5,095
Other	15,259	(456)	14,803	24,370	39,173

Total operating expenses	543,541	(8,273)	535,268	241,410	776,678

OPERATING INCOME	379,406	(7,018)	372,388	77,420	449,808
Interest expense	(232,335)	3,958	(228,377)	(88,813)	(317,190)
Loss on extinguishment of debt	(20,330)	—	(20,330)	—	(20,330)
Minority interest in income of consolidated entities	(3,060)	3,060	—	—	—
Income tax benefit (expense) of taxable REIT subsidiaries	(627)	—	(627)	—	(627)
Income from unconsolidated entities	(11,393)	—	(11,393)	11,393	—
Limited partners' interest in the Operating Partnership	(19,516)	—	(19,516)	—	(19,516)
Preferred distributions of the Operating Partnership	(4,228)	—	(4,228)	—	(4,228)

Income from continuing operations	87,917	—	87,917	—	87,917
Discontinued operations, net of limited partners' interest	—	—	—	—	—

NET INCOME	87,917	—	87,917	—	87,917
Preferred dividends	(11,345)	—	(11,345)	—	(11,345)

NET INCOME AVAILABLE TO COMMON STOCKHOLDERS	$76,572	$—	$76,572	$—	$76,572

RECONCILIATION OF NET INCOME TO FFO
Net Income			$87,917	$—	$87,917
Adjustments to Net Income to Arrive at FFO:
Limited partners' interest in the Operating Partnership and preferred distributions of the Operating Partnership			23,744	—	23,744
Depreciation and amortization from consolidated properties and discontinued operations			232,449	—	232,449
Simon's share of depreciation and amortization from unconsolidated entities			—	101,487	101,487
Loss from unconsolidated entities			11,393	(11,393)	—
Minority interest portion of depreciation and amortization			(2,169)	—	(2,169)
Preferred distributions and dividends			(15,573)	—	(15,573)

FFO of the Operating Partnership			$337,761	$90,094	$427,855

Percentage of FFO of the Operating Partnership			78.94%	21.06%	100.00%

 SIMON PROPERTY GROUP
Unaudited Pro-Rata Statement of Operations
For The Six Months Ended June 30, 2008

	Consolidated	Minority Interest	Our Consolidated Share	Our Share of Joint Ventures	Our Total Share
REVENUE:
Minimum rent	$1,116,881	$(18,326)	$1,098,555	$376,891	$1,475,446
Overage rent	34,487	(68)	34,419	18,163	52,582
Tenant reimbursements	510,051	(11,057)	498,994	189,394	688,388
Management fees and other revenues	67,899	—	67,899	—	67,899
Other income	88,927	(915)	88,012	44,423	132,435

Total revenue	1,818,245	(30,366)	1,787,879	628,871	2,416,750

EXPENSES:
Property operating	224,672	(6,564)	218,108	124,882	342,990
Depreciation and amortization	464,660	(4,540)	460,120	197,161	657,281
Real estate taxes	169,970	(2,755)	167,215	49,043	216,258
Repairs and maintenance	54,866	(1,317)	53,549	25,150	78,699
Advertising and promotion	41,112	(613)	40,499	11,110	51,609
Provision for credit losses	13,363	(248)	13,115	3,041	16,156
Home and regional office costs	74,444	—	74,444	—	74,444
General and administrative	10,397	—	10,397	—	10,397
Other	33,397	(1,010)	32,387	39,364	71,751

Total operating expenses	1,086,881	(17,047)	1,069,834	449,751	1,519,585

OPERATING INCOME	731,364	(13,319)	718,045	179,120	897,165
Interest expense	(462,252)	7,975	(454,277)	(183,372)	(637,649)
Loss on extinguishment of debt	(20,330)	—	(20,330)	—	(20,330)
Minority interest in income of consolidated entities	(5,344)	5,344	—	—	—
Income tax benefit (expense) of taxable REIT subsidiaries	(604)	—	(604)	—	(604)
Income from unconsolidated entities	(4,252)	—	(4,252)	4,252	—
Limited partners' interest in the Operating Partnership	(42,249)	—	(42,249)	—	(42,249)
Preferred distributions of the Operating Partnership	(9,132)	—	(9,132)	—	(9,132)

Income from continuing operations	187,201	—	187,201	—	187,201
Discontinued operations, net of limited partners' interest	—	—	—	—	—

NET INCOME	187,201	—	187,201	—	187,201
Preferred dividends	(22,696)	—	(22,696)	—	(22,696)

NET INCOME AVAILABLE TO COMMON STOCKHOLDERS	$164,505	$—	$164,505	$—	$164,505

RECONCILIATION OF NET INCOME TO FFO
Net Income			$187,201	$—	$187,201
Adjustments to Net Income to Arrive at FFO:
Limited partners' interest in the Operating Partnership and preferred distributions of the Operating Partnership			51,381	—	51,381
Depreciation and amortization from consolidated properties and discontinued operations			457,505	—	457,505
Simon's share of depreciation and amortization from unconsolidated entities			—	188,115	188,115
Loss from unconsolidated entities			4,252	(4,252)	—
Minority interest portion of depreciation and amortization			(4,467)	—	(4,467)
Preferred distributions and dividends			(31,828)	—	(31,828)

FFO of the Operating Partnership			$664,044	$183,863	$847,907

Percentage of FFO of the Operating Partnership			78.32%	21.68%	100.00%

 SIMON PROPERTY GROUP
Unaudited Pro-Rata Balance Sheet
As of June 30, 2008

	Consolidated	Minority Interest	Our Consolidated Share	Our Share of Joint Ventures	Our Total Share
ASSETS:
Investment properties, at cost	$24,807,528	$(211,784)	$24,595,744	$9,283,320	$33,879,064
Less—accumulated depreciation	5,716,139	(78,279)	5,637,860	1,177,313	6,815,173

	19,091,389	(133,505)	18,957,884	8,106,007	27,063,891
Cash and cash equivalents	503,879	(6,499)	497,380	285,258	782,638
Tenant receivables and accrued revenue, net	357,118	(4,307)	352,811	137,479	490,290
Investment in unconsolidated entities, at equity	1,848,730	—	1,848,730	(1,848,730)	—
Deferred costs and other assets	1,334,645	(172,607)	1,162,038	300,906	1,462,944
Notes receivable from related parties	534,000	—	534,000	—	534,000

Total assets	$23,669,761	$(316,918)	$23,352,843	$6,980,920	$30,333,763

LIABILITIES:
Mortgages and other indebtedness	$17,693,774	$(281,992)	$17,411,782	$6,541,944	$23,953,726
Accounts payable, accrued expenses, intangibles, and deferred revenues	1,127,780	(8,654)	1,119,126	465,326	1,584,452
Cash distributions and losses in partnerships and joint ventures, at equity	370,654	—	370,654	(370,654)	—
Other liabilities, minority interest and accrued dividends	188,288	(26,272)	162,016	344,304	506,320

Total liabilities	19,380,496	(316,918)	19,063,578	6,980,920	26,044,498

LIMITED PARTNERS' INTEREST IN THE OPERATING PARTNERSHIP	671,216	—	671,216	—	671,216
LIMITED PARTNERS' PREFERRED INTEREST IN THE OPERATING PARTNERSHIP	235,705	—	235,705	—	235,705
STOCKHOLDERS' EQUITY:
CAPITAL STOCK OF SIMON PROPERTY GROUP, INC. (750,000,000 total shares authorized, $.0001 par value, 237,996,000 shares of excess common stock):
All series of preferred stock, 100,000,000 shares authorized, 14,806,671 issued and outstanding, with a liquidation value of $740,334	746,683	—	746,683	—	746,683
Common stock, $.0001 par value, 400,000,000 shares authorized, 229,410,283 issued and outstanding	24	—	24	—	24
Class B common stock, $.0001 par value, 12,000,000 shares authorized, 8,000 issued and outstanding	—	—	—	—	—
Class C common stock, $.0001 par value, 4,000 shares authorized, issued and outstanding	—	—	—	—	—
Capital in excess of par value	5,111,006	—	5,111,006	—	5,111,006
Accumulated deficit	(2,294,230)	—	(2,294,230)	—	(2,294,230)
Accumulated other comprehensive income	5,071	—	5,071	—	5,071
Common stock held in treasury at cost, 4,379,396 shares	(186,210)	—	(186,210)	—	(186,210)

Total stockholders' equity	3,382,344	—	3,382,344	—	3,382,344

	$23,669,761	$(316,918)	$23,352,843	$6,980,920	$30,333,763

SIMON PROPERTY GROUP
Reconciliation of Net Income to NOI
As of June 30, 2008
(in thousands, except as noted)

        Industry practice is to evaluate real estate properties on an unleveraged basis. Net Operating Income ("NOI") is a standard industry performance measure which is defined as operating income plus depreciation and amortization, both calculated in accordance with accounting principles generally accepted in the United States ("GAAP"). We consider NOI to be a key measure of our operating performance that is not specifically defined by GAAP. We believe that NOI is helpful to investors because it is a widely recognized measure of the performance of REITs and provides a relevant basis for comparison among REITs. We also use NOI internally to measure the operating performance of our portfolio.

        However, you should understand that NOI:

  •
  does not represent cash flow from operations as defined by GAAP,

  •
  should not be considered as an alternative to net income determined in accordance with GAAP as a measure of operating performance,

  •
  is not an alternative to cash flows as a measure of liquidity, and

  •
  is not indicative of cash flows from operating, investing and financing activities.

        The Reconciliation of Net Income to NOI provides net income, which we believe is the most directly comparable GAAP financial measure, and reconciles the amounts to "Total NOI of the Simon Group Portfolio." This schedule also provides the increase in NOI of regional malls and Premium Outlet Centers that are comparable properties for the quarter and six months ended June 30, 2008.

	For the Three Months Ended June 30,		For the Six Months Ended June 30,
	2008	2007	2008	2007
Reconciliation of NOI of consolidated Properties:
Net Income	$87,917	$74,220	$187,201	$187,007
Preferred distributions of the Operating Partnership	4,228	5,597	9,132	10,836
Limited partners' interest in the Operating Partnership	19,516	15,448	42,249	41,326
Discontinued operations—Results of operations and (gain) loss on disposal or sale, net of limited partners' interest	—	(17)	—	145
Income tax (benefit) expense of taxable REIT subsidiaries	627	(528)	604	757
Minority interest in income of consolidated entities	3,060	3,136	5,344	6,046
Interest expense	232,335	243,654	462,252	466,132
Income from unconsolidated entities	11,393	(7,459)	4,252	(29,232)
Loss on extinguishment of debt	20,330	—	20,330	—
Gain on sale of interest in unconsolidated entity	—	(500)	—	(500)

Operating Income	379,406	333,551	731,364	682,517
Depreciation and amortization	236,617	230,611	464,660	445,882

NOI of consolidated Properties	$616,023	$564,162	$1,196,024	$1,128,399

Reconciliation of NOI of unconsolidated entities:
Net Income	$14,638	$24,239	$51,437	$114,926
Discontinued operations—Results of operations and gain on disposal or sale, net	—	(131)	(47)	(2,785)
Interest expense	234,837	238,349	483,710	345,505
Loss from unconsolidated entities	4,150	3	4,129	87
Loss on sale of asset	—	—	—	4,759

Operating Income	253,625	262,460	539,229	462,492
Depreciation and amortization	207,770	157,053	379,469	239,831

NOI of unconsolidated entities	$461,395	$419,513	$918,698	$702,323

Total consolidated and unconsolidated NOI from continuing operations	$1,077,418	$983,675	$2,114,722	$1,830,722

Adjustments to NOI:
NOI of discontinued consolidated and unconsolidated Properties	—	176	47	8,013

Total NOI of the Simon Group Portfolio	$1,077,418	$983,851	$2,114,769	$1,838,735

Increase in NOI from prior period	9.5%	23.8%	15.0%	17.1%
Less: Joint venture partner's share of NOI	285,235	264,633	560,323	436,478

Simon Group's Share of NOI	$792,183	$719,218	$1,554,446	$1,402,257

Increase in Simon Group's Share of NOI from prior period	10.1%	14.0%	10.9%	12.3%
NOI of Regional Malls that are Comparable Properties(1)	$622,467	$590,607	$1,221,767	$1,178,613

Increase in NOI of Regional Malls that are Comparable Properties(1)	5.4%		3.7%

NOI of Premium Outlet Centers that are Comparable Properties(1)	$107,442	$100,129	$207,670	$196,465

Increase in NOI of Premium Outlet Centers that are Comparable Properties(1)	7.3%		5.7%

(1)
Properties that were owned in both of the periods under comparison are referred to as comparable properties.

SIMON PROPERTY GROUP
NOI Composition(1)
For the Six Months Ended June 30, 2008

Percent of Simon Group's Share of NOI
U.S. Portfolio NOI by State
Florida	13.2%
Texas	10.5%
California	10.3%
New York	7.2%
Massachusetts	7.2%
Georgia	5.0%
Indiana	4.7%
Nevada	4.5%
Pennsylvania	4.5%
New Jersey	4.1%

Top 10 Contributors by State	71.2%

NOI by Asset Type
Regional Malls	67.6%
Premium Outlet Centers	17.3%
Mills Portfolio(2)	7.3%
Community/Lifestyle Centers	3.9%
International(3)	3.7%
Other	0.2%

Total	100.0%

(1)
Based on Simon Group's share of total NOI and does not reflect any property, entity or corporate-level debt.

(2)
Mills Portfolio includes The Mills®, Mills regional malls and Mills community centers.

(3)
International includes six Premium Outlet Centers in Japan and one Premium Outlet Center in both Mexico and South Korea, plus the shopping centers in France, Italy and Poland.

SIMON PROPERTY GROUP
Analysis of Other Income and Other Expense
As of June 30, 2008
(In thousands)

	For the Three Months Ended June 30,		For the Six Months Ended June 30,
	2008	2007	2008	2007
Consolidated Properties
Other Income
Interest Income	$9,729	$21,209	$22,268	$44,262
Lease Settlement Income	2,840	2,189	10,716	24,946	(1)
Gains on Land Sales	6,625	3,020	8,123	5,874
Other	25,036	33,268	47,820	56,500

Totals	$44,230	$59,686	$88,927	$131,582

Other Expense
Ground Rent	$7,611	$7,719	$14,860	$15,097
Professional Fees	3,541	2,551	7,350	5,391
Other	4,107	4,348	11,187	7,594

Totals	$15,259	$14,618	$33,397	$28,082

(1)
Includes $19 million related to two department store locations that have been or are being redeveloped.

SIMON PROPERTY GROUP
U.S. Portfolio GLA
As of June 30, 2008

Type of Property	GLA-Sq. Ft.	Total Owned GLA	% of Owned GLA
Regional Malls
Mall Stores	59,498,636	59,223,329	38.8%
Freestanding	4,283,882	1,638,346	1.1%
Anchors	97,585,723	26,706,039	17.4%

Regional Mall Total	161,368,241	87,567,714	57.3%
Premium Outlet Centers	15,808,036	15,808,036	10.3%
Community/Lifestyle Centers	19,887,206	13,713,077	9.0%
The Mills®	24,244,691	21,701,145	14.2%
Mills Regional Malls	17,479,723	8,649,139	5.7%
Mills Community Centers	1,013,838	962,284	0.6%

Mills Portfolio Total	42,738,252	31,312,568	20.5%
Office Portion of Retail	2,102,012	2,102,012	1.4%
Other(1)	3,217,660	2,238,348	1.5%

Total U.S. Properties	245,121,407	152,741,755	100.0%

(1)
Other assets is comprised of 12 other properties that contribute 0.2% of Simon Group's NOI excluding the Mills portfolio.

 SIMON PROPERTY GROUP
U.S. Regional Mall Operational Information(1)
As of June 30, 2008

	As of or for the Six Months Ended June 30,
	2008	2007
Total Number of Regional Malls	166	171
Total Regional Mall GLA (in millions of square feet; includes office portion of retail)	163.3	165.8
Occupancy(2)
Consolidated Assets	92.0%	92.2%
Unconsolidated Assets	91.4%	91.7%
Total Portfolio	91.8%	92.0%
Comparable sales per square foot(3)
Consolidated Assets	$468	$470
Unconsolidated Assets	$552	$527
Total Portfolio	$494	$489
Average rent per square foot(2)
Consolidated Assets	$37.70	$35.60
Unconsolidated Assets	$41.04	$38.25
Total Portfolio	$38.81	$36.51

Average Base Rent Per Square Foot(2)	Mall & Freestanding Stores	% Change
6/30/08	$38.81	6.3%
6/30/07	36.51
12/31/07	37.09	4.8%
12/31/06	35.38	2.6%
12/31/05	34.49	3.0%
12/31/04	33.50	3.8%
12/31/03	32.26	5.1%

Leasing Activity During the Period(2):

	Average Base Rent(4)
	Lease Signings	Store Closings/ Lease Expirations	Amount of Change (Referred to as "Leasing Spread")
2008 YTD	$44.26	$35.94	$8.32	23.1%
2007	44.76	39.12	5.64	14.4%
2006	43.21	36.73	6.48	17.6%
2005	43.18	35.78	7.40	20.7%
2004	39.33	33.59	5.74	17.1%
2003	41.28	32.99	8.29	25.1%

(1)
Does not include information for the regional malls in the Mills portfolio.

(2)
Includes mall stores.

(3)
Based upon the standard definition of sales for regional malls adopted by the International Council of Shopping Centers which includes mall stores less than 10,000 square feet.

(4)
Represents the average base rent in effect during the period for those tenants who signed leases as compared to the average base rent in effect during the period for those tenants whose leases terminated or expired.

 SIMON PROPERTY GROUP
U.S. Regional Mall Lease Expirations(1)(2)
As of June 30, 2008

Year	Number of Leases Expiring	Square Feet	Avg. Base Rent per Square Foot at 6/30/08
Mall Stores & Freestanding
Month to Month Leases	725	1,821,009	$36.11
2008 (7/1-12/31)	742	883,026	$46.38
2009	2,183	6,168,057	$35.74
2010	2,116	5,920,807	$38.04
2011	2,142	5,552,511	$35.33
2012	1,501	5,046,089	$36.67
2013	1,331	4,161,242	$41.24
2014	1,251	3,755,393	$43.03
2015	1,206	4,090,333	$42.32
2016	1,376	4,113,200	$40.68
2017	1,379	4,559,066	$43.49
2018	926	3,761,828	$43.83
2019 and Thereafter	408	2,698,973	$34.67
Specialty Leasing Agreements w/ terms in excess of 12 months	1,044	2,675,277	$14.57
Anchor Tenants
2008 (7/1-12/31)	4	451,212	$1.95
2009	26	2,727,315	$3.35
2010	35	4,218,819	$2.71
2011	21	2,261,008	$4.29
2012	28	3,248,412	$4.06
2013	24	3,122,011	$4.98
2014	16	1,528,935	$6.71
2015	11	985,521	$6.89
2016	11	1,122,349	$7.79
2017	6	816,723	$2.79
2018	5	540,164	$8.34
2019 and Thereafter	39	3,997,407	$6.16

(1)
Does not include information for the regional malls in the Mills portfolio.

(2)
Does not consider the impact of renewal options that may be contained in leases.

 SIMON PROPERTY GROUP
U.S. Regional Mall Top Tenants(1)
As of June 30, 2008

Top Mall Store Retail Tenants (sorted by percentage of total Simon Group base minimum rent)

Tenant	Number of Stores	Square Feet (000's)	Percent of Total Simon Group Sq. Ft.	Percent of Total Simon Group Base Min. Rent
The Gap, Inc.	301	3,410	1.4%	2.1%
Limited Brands, Inc.	323	1,770	0.7%	1.9%
Abercrombie & Fitch Co.	227	1,633	0.7%	1.6%
Foot Locker, Inc.	408	1,606	0.7%	1.5%
Zale Corporation	350	347	0.1%	1.1%
Luxottica Group S.P.A	342	714	0.3%	0.9%
Express LLC	114	1,031	0.4%	0.9%
Sterling Jewelers, Inc.	206	309	0.1%	0.8%
American Eagle Outfitters, Inc.	152	865	0.4%	0.8%
Genesco, Inc.	365	499	0.2%	0.8%

Top Anchors (sorted by percentage of total Simon Group square footage)(2)

Tenant	Number of Stores	Square Feet (000's)	Percent of Total Simon Group Sq. Ft.	Percent of Total Simon Group Base Min. Rent
Macy's, Inc.	154	27,317	11.1%	0.4%
Sears Roebuck & Co.	123	18,760	7.7%	0.3%
J.C. Penney Co., Inc.	113	16,274	6.6%	0.7%
Dillard's Dept. Stores	80	12,143	5.0%	0.1%
Nordstrom, Inc.	23	4,027	1.6%	0.1%
Belk, Inc.	22	2,792	1.1%	0.3%
The Bon-Ton Stores, Inc.	22	2,180	0.9%	0.2%
Target Corporation	14	1,802	0.7%	0.0%
Boscov's Department Stores	7	1,279	0.5%	0.0%
The Neiman Marcus Group, Inc.	10	1,265	0.5%	0.1%
Dick's Sporting Goods, Inc.	18	1,170	0.5%	0.3%
Saks Incorporated	9	1,053	0.4%	0.2%

(1)
Does not include information for the regional malls in the Mills portfolio.

(2)
Includes space leased and owned by the anchor.

 SIMON PROPERTY GROUP
U.S. Regional Mall Anchor/Big Box Openings(1)
2008-2011

Property Name	Location	New Tenant	Former Tenant
Openings through June 30, 2008
Aventura Mall	Miami Beach, FL	Nordstrom	Lord & Taylor
Burlington Mall	Burlington (Boston), MA	Nordstrom	Filene's
Crystal Mall	Waterford, CT	Bed Bath & Beyond	Macy's
		Christmas Tree Shop	Macy's
Firewheel Town Center	Garland, TX	Dick's Sporting Goods	N/A
Markland Mall	Kokomo, IN	MC Sports	N/A
Montgomery Mall	Montgomeryville, PA	Dick's Sporting Goods	N/A
Northgate Mall	Seattle, WA	Bed Bath & Beyond	Gottschalks
Northlake Mall	Atlanta, GA	Kohl's	Parisian
Northshore Mall	Peabody, MA	Macy's Furniture	Lord & Taylor
		Macy's Mens	Lord & Taylor
Richardson Square	Richardson, TX	Lowe's	N/A
Smith Haven Mall	Lake Grove, NY	Barnes & Noble	Stern's
Upper Valley Mall	Springfield, OH	MC Sports	N/A
Valle Vista Mall	Harlingen, TX	Circuit City	OfficeMax
Openings Projected for the Remainder of 2008
Anderson Mall	Anderson, SC	Dillard's	Belk Mens (relocated)
Fashion Mall at Keystone	Indianapolis, IN	Nordstrom	Parisian
Laguna Hills Mall	Laguna Hills, CA	Nordstrom Rack	WOW/Good Guys
Liberty Tree Mall	Danvers, MA	Nordstrom Rack	Stop and Shop
		Off Broadway Shoes	Stop and Shop
Livingston Mall	Livingston, NJ	Barnes & Noble	N/A
Northshore Mall	Peabody, MA	P.F. Chang's	N/A
Richardson Square	Richardson, TX	Ross Dress for Less	N/A
(relocated)
Ross Park Mall	Pittsburgh, PA	Nordstrom	Macy's
		L.L. Bean	N/A
Shops at Sunset Place, The	Miami, FL	Splitsville	Small Shops
Solomon Pond Mall	Marlborough, MA	Krazy City	N/A
Tacoma Mall	Seattle, WA	Nordstrom (relocated)	Mervyn's
		B.J.'s Brewery & Restaurant	N/A

 SIMON PROPERTY GROUP
U.S. Regional Mall Anchor/Big Box Openings(1)
2008-2011

Property Name	Location	New Tenant	Former Tenant
Openings Projected in 2009
Chautauqua Mall	Lakewood, NY	Bed Bath & Beyond	Small Shops
Coddingtown Mall	Santa Rosa, CA	Whole Foods	Ralph's Grocery
Florida Mall	Orlando, FL	Dick's Sporting Goods	Lord & Taylor
Gwinnett Place	Duluth, GA	M Mart	Macy's
Midland Park Mall	Midland, TX	Ulta	Party City
Northshore Mall	Peabody (Boston), MA	Nordstrom	Macy's
Plaza Carolina	Carolina (San Juan), PR	Tiendas Capri (relocated)	N/A
		Best Buy	Tiendas Capri
Springfield Mall	Springfield, PA	Target	Macy's
University Park Mall	South Bend, IN	Barnes & Noble	Macy's
Valley Mall	Harrisonburg, VA	Dick's Sporting Goods	Peebles
		Books-A-Million	Small Shops
Openings Projected in 2010
Quaker Bridge Mall	Lawrenceville, NJ	JCPenney (relocated)	N/A
South Shore Plaza	Braintree (Boston), MA	Nordstrom	Macy's
Openings Projected in 2011
Quaker Bridge Mall	Lawrenceville, NJ	Neiman Marcus	N/A
		Nordstrom	N/A

(1)
Does not include information for the regional malls in the Mills portfolio.

 SIMON PROPERTY GROUP
U.S. Regional Mall Property Listing(1)

						Gross Leasable Area
	Property Name	State	City (CBSA)	Legal Ownership		Anchor	Mall & Freestanding		Total
1.	McCain Mall	AR	N. Little Rock	100.0%		554,156	221,467		775,623
2.	Brea Mall	CA	Brea (Los Angeles)	100.0%		874,802	445,329		1,320,131
3.	Coddingtown Mall	CA	Santa Rosa	50.0%		547,090	262,581		809,671
4.	Fashion Valley Mall	CA	San Diego	50.0%		1,053,305	663,000		1,716,305
5.	Laguna Hills Mall	CA	Laguna Hills (Los Angeles)	100.0%		536,500	329,748		866,248
6.	Santa Rosa Plaza	CA	Santa Rosa	100.0%		428,258	270,536		698,794
7.	Shops at Mission Viejo, The	CA	Mission Viejo (Los Angeles)	100.0%		677,215	472,777		1,149,992
8.	Stanford Shopping Center	CA	Palo Alto (San Francisco)	100.0%		849,153	528,195	(7)	1,377,348
9.	Westminster Mall	CA	Westminster (Los Angeles)	100.0%		716,939	495,738		1,212,677
10.	Mesa Mall(2)	CO	Grand Junction	50.0%		441,208	441,825		883,033
11.	Town Center at Aurora	CO	Aurora (Denver)	100.0%		682,169	402,011		1,084,180
12.	Crystal Mall	CT	Waterford	74.6%		419,405	350,461		769,866
13.	Aventura Mall(2)	FL	Miami Beach (Miami)	33.3%		1,283,938	815,280		2,099,218
14.	Avenues, The	FL	Jacksonville	25.0	%(3)	754,956	363,408		1,118,364
15.	Boynton Beach Mall	FL	Boynton Beach (Miami)	100.0%		714,210	387,142		1,101,352
16.	Coconut Point	FL	Estero	50.0%		691,785	498,531		1,190,316
17.	Coral Square	FL	Coral Springs (Miami)	97.2%		648,144	297,770		945,914
18.	Cordova Mall	FL	Pensacola	100.0%		395,875	453,214		849,089
19.	Crystal River Mall	FL	Crystal River	100.0%		302,495	121,804		424,299
20.	Dadeland Mall	FL	Miami	50.0%		1,132,072	337,935		1,470,007
21.	DeSoto Square	FL	Bradenton	100.0%		435,467	244,122		679,589
22.	Edison Mall	FL	Fort Myers	100.0%		742,667	308,815		1,051,482
23.	Florida Mall, The	FL	Orlando	50.0%		1,092,465	616,723		1,709,188
24.	Gulf View Square	FL	Port Richey (Tampa)	100.0%		461,852	291,207		753,059
25.	Indian River Mall	FL	Vero Beach	50.0%		445,552	302,574		748,126
26.	Lake Square Mall	FL	Leesburg (Orlando)	50.0%		296,037	262,907		558,944
27.	Melbourne Square	FL	Melbourne	100.0%		416,167	294,184		710,351
28.	Miami International Mall	FL	Miami	47.8%		778,784	294,779		1,073,563
29.	Orange Park Mall	FL	Orange Park (Jacksonville)	100.0%		576,051	380,215		956,266
30.	Paddock Mall	FL	Ocala	100.0%		387,378	169,457		556,835
31.	Palm Beach Mall	FL	West Palm Beach (Miami)	100.0%		749,288	334,507		1,083,795
32.	Port Charlotte Town Center	FL	Port Charlotte	80.0	%(4)	458,251	322,126		780,377
33.	Seminole Towne Center	FL	Sanford (Orlando)	45.0	%(3)	768,798	369,432		1,138,230
34.	Shops at Sunset Place, The	FL	S. Miami	37.5	%(3)	0	514,559		514,559
35.	St. Johns Town Center	FL	Jacksonville	100.0%		653,291	569,826		1,223,117
36.	Town Center at Boca Raton	FL	Boca Raton (Miami)	100.0%		1,085,312	566,792		1,652,104
37.	Treasure Coast Square	FL	Jensen Beach	100.0%		511,372	348,615		859,987
38.	Tyrone Square	FL	St. Petersburg (Tampa)	100.0%		725,298	370,354		1,095,652
39.	Gwinnett Place	GA	Duluth (Atlanta)	75.0%		843,609	435,354		1,278,963
40.	Lenox Square	GA	Atlanta	100.0%		873,580	665,804	(7)	1,539,384
41.	Mall of Georgia	GA	Buford (Atlanta)	100.0%		1,069,590	726,510		1,796,100
42.	Northlake Mall	GA	Atlanta	100.0%		665,745	296,365		962,110
43.	Phipps Plaza	GA	Atlanta	100.0%		472,385	346,291		818,676
44.	Town Center at Cobb	GA	Kennesaw (Atlanta)	75.0%		851,346	421,263		1,272,609
45.	Lindale Mall(2)	IA	Cedar Rapids	50.0%		305,563	387,703		693,266
46.	NorthPark Mall	IA	Davenport	50.0%		650,456	422,515		1,072,971
47.	Southern Hills Mall(2)	IA	Sioux City	50.0%		372,937	424,581		797,518
48.	SouthRidge Mall(2)	IA	Des Moines	50.0%		388,752	498,080		886,832
49.	Lincolnwood Town Center	IL	Lincolnwood (Chicago)	100.0%		220,830	201,421		422,251
50.	Northfield Square Mall	IL	Bourbonnais	31.6	%(4)	310,994	246,180		557,174
51.	Northwoods Mall	IL	Peoria	100.0%		472,969	221,038		694,007

SIMON PROPERTY GROUP
U.S. Regional Mall Property Listing(1)

						Gross Leasable Area
	Property Name	State	City (CBSA)	Legal Ownership		Anchor	Mall & Freestanding		Total
52.	Orland Square	IL	Orland Park (Chicago)		100.0%	773,295	436,513		1,209,808
53.	River Oaks Center	IL	Calumet City (Chicago)		100.0%	807,871	558,537	(7)	1,366,408
54.	SouthPark Mall	IL	Moline		100.0%	578,056	440,798		1,018,854
55.	White Oaks Mall	IL	Springfield		77.5%	556,831	378,834		935,665
56.	Castleton Square	IN	Indianapolis		100.0%	908,481	468,455		1,376,936
57.	Circle Centre	IN	Indianapolis	14.7	%(3)	350,000	432,016	(7)	782,016
58.	College Mall	IN	Bloomington		100.0%	356,887	277,723		634,610
59.	Eastland Mall	IN	Evansville		50.0%	489,144	375,262		864,406
60.	Fashion Mall at Keystone	IN	Indianapolis		100.0%	120,000	433,226	(7)	553,226
61.	Greenwood Park Mall	IN	Greenwood (Indianapolis)		100.0%	754,928	525,159		1,280,087
62.	Markland Mall	IN	Kokomo		100.0%	273,094	141,808		414,902
63.	Muncie Mall	IN	Muncie		100.0%	435,756	204,085		639,841
64.	Tippecanoe Mall	IN	Lafayette		100.0%	537,790	323,782		861,572
65.	University Park Mall	IN	Mishawaka		100.0%	499,876	319,690		819,566
66.	Washington Square	IN	Indianapolis		100.0%	616,109	347,171		963,280
67.	Towne East Square	KS	Wichita		100.0%	779,490	357,926		1,137,416
68.	Towne West Square	KS	Wichita		100.0%	619,269	333,162		952,431
69.	West Ridge Mall	KS	Topeka		100.0%	716,811	281,442		998,253
70.	Prien Lake Mall	LA	Lake Charles		100.0%	644,124	177,244		821,368
71.	Arsenal Mall	MA	Watertown (Boston)		100.0%	191,395	313,301	(7)	504,696
72.	Atrium Mall	MA	Chestnut Hill (Boston)		49.1%	0	205,058		205,058
73.	Auburn Mall	MA	Auburn		49.1%	417,620	173,149		590,769
74.	Burlington Mall	MA	Burlington (Boston)		100.0%	780,411	537,970		1,318,381
75.	Cape Cod Mall	MA	Hyannis		49.1%	420,199	303,533		723,732
76.	Copley Place	MA	Boston		98.1%	150,847	1,091,957	(7)	1,242,804
77.	Emerald Square	MA	North Attleboro (Providence, RI)		49.1%	647,372	375,048		1,022,420
78.	Greendale Mall	MA	Worcester (Boston)		49.1%	132,634	298,247	(7)	430,881
79.	Liberty Tree Mall	MA	Danvers (Boston)		49.1%	498,000	359,935		857,935
80.	Mall at Chestnut Hill	MA	Chestnut Hill (Boston)		47.2%	297,253	180,167		477,420
81.	Northshore Mall	MA	Peabody (Boston)		49.1%	677,433	657,003		1,334,436
82.	Solomon Pond Mall	MA	Marlborough (Boston)		49.1%	538,843	370,453		909,296
83.	South Shore Plaza	MA	Braintree (Boston)		100.0%	547,287	620,275		1,167,562
84.	Square One Mall	MA	Saugus (Boston)		49.1%	608,601	321,484		930,085
85.	Bowie Town Center	MD	Bowie (Washington, D.C.)		100.0%	355,557	328,589		684,146
86.	St. Charles Towne Center	MD	Waldorf (Washington, D.C.)		100.0%	631,602	348,307		979,909
87.	Bangor Mall	ME	Bangor	67.4	%(6)	416,582	236,188		652,770
88.	Maplewood Mall	MN	St. Paul (Minneapolis)		100.0%	588,822	342,061		930,883
89.	Miller Hill Mall	MN	Duluth		100.0%	429,508	375,888		805,396
90.	Battlefield Mall	MO	Springfield		100.0%	770,111	432,386		1,202,497
91.	Independence Center	MO	Independence (Kansas City)		100.0%	499,284	532,710		1,031,994
92.	SouthPark	NC	Charlotte		50.0%	1,044,742	581,465		1,626,207
93.	Crossroads Mall	NE	Omaha		100.0%	522,119	188,394		710,513
94.	Mall at Rockingham Park, The	NH	Salem (Boston)		24.6%	638,111	382,061		1,020,172
95.	Mall of New Hampshire, The	NH	Manchester		49.1%	444,889	363,121		808,010
96.	Pheasant Lane Mall	NH	Nashua		(5)	555,474	314,940		870,414
97.	Brunswick Square	NJ	East Brunswick (New York)		100.0%	467,626	295,532		763,158
98.	Livingston Mall	NJ	Livingston (New York)		100.0%	616,128	331,907		948,035
99.	Menlo Park Mall	NJ	Edison (New York)		100.0%	527,591	796,362	(7)	1,323,953

SIMON PROPERTY GROUP
U.S. Regional Mall Property Listing(1)

						Gross Leasable Area
	Property Name	State	City (CBSA)	Legal Ownership		Anchor	Mall & Freestanding		Total
100.	Ocean County Mall	NJ	Toms River (New York)	100.0%		616,443	274,222		890,665
101.	Quaker Bridge Mall	NJ	Lawrenceville	38.0	%(6)	686,760	412,165		1,098,925
102.	Rockaway Townsquare	NJ	Rockaway (New York)	100.0%		786,626	456,759		1,243,385
103.	Cottonwood Mall	NM	Albuquerque	100.0%		631,556	409,084		1,040,640
104.	Forum Shops at Caesars, The	NV	Las Vegas	100.0%		0	635,205		635,205
105.	Chautauqua Mall	NY	Lakewood	100.0%		213,320	218,909		432,229
106.	Jefferson Valley Mall	NY	Yorktown Heights (New York)	100.0%		310,095	277,361		587,456
107.	Mall at The Source, The	NY	Westbury (New York)	25.5	%(3)	210,798	515,593		726,391
108.	Nanuet Mall	NY	Nanuet (New York)	100.0%		583,711	331,186		914,897
109.	Roosevelt Field	NY	Garden City (New York)	100.0%		1,430,425	780,096	(7)	2,210,521
110.	Smith Haven Mall	NY	Lake Grove (New York)	25.0%		794,315	515,120		1,309,435
111.	Walt Whitman Mall	NY	Huntington Station (New York)	100.0%		742,214	287,057		1,029,271
112.	Westchester, The	NY	White Plains (New York)	40.0%		349,393	477,979	(7)	827,372
113.	Great Lakes Mall	OH	Mentor (Cleveland)	100.0%		869,454	378,544		1,247,998
114.	Lima Mall	OH	Lima	100.0%		541,861	203,650		745,511
115.	Richmond Town Square	OH	Richmond Heights (Cleveland)	100.0%		685,251	331,333		1,016,584
116.	Southern Park Mall	OH	Youngstown	100.0%		811,858	383,863		1,195,721
117.	Summit Mall	OH	Akron	100.0%		432,936	338,549		771,485
118.	Upper Valley Mall	OH	Springfield	100.0%		479,418	264,896		744,314
119.	Penn Square Mall	OK	Oklahoma City	94.5%		588,137	462,483		1,050,620
120.	Woodland Hills Mall	OK	Tulsa	94.5%		706,159	392,065		1,098,224
121.	Century III Mall	PA	West Mifflin (Pittsburgh)	100.0%		831,439	459,444	(7)	1,290,883
122.	Granite Run Mall	PA	Media (Philadelphia)	50.0%		500,809	535,174		1,035,983
123.	King of Prussia Mall	PA	King of Prussia (Philadelphia)	12.4	%(6)	1,545,812	1,067,508	(7)	2,613,320
124.	Lehigh Valley Mall	PA	Whitehall	37.6	%(6)	564,353	604,815	(7)	1,169,168
125.	Montgomery Mall	PA	North Wales (Philadelphia)	60.0	%(6)	734,855	413,877		1,148,732
126.	Oxford Valley Mall	PA	Langhorne	65.0	%(6)	762,558	556,426	(7)	1,318,984
127.	Ross Park Mall	PA	Pittsburgh	100.0%		563,477	443,023		1,006,500
128.	South Hills Village	PA	Pittsburgh	100.0%		655,987	483,886		1,139,873
129.	Springfield Mall(2)	PA	Springfield (Philadelphia)	38.0	%(6)	367,176	221,720		588,896
130.	Plaza Carolina	PR	Carolina (San Juan)	100.0%		504,796	592,039	(7)	1,096,835
131.	Anderson Mall	SC	Anderson	100.0%		353,994	190,863		544,857
132.	Haywood Mall	SC	Greenville	100.0%		902,400	328,561		1,230,961
133.	Empire Mall(2)	SD	Sioux Falls	50.0%		497,341	548,030		1,045,371
134.	Rushmore Mall(2)	SD	Rapid City	50.0%		470,660	361,643		832,303
135.	Knoxville Center	TN	Knoxville	100.0%		597,028	384,605		981,633
136.	Oak Court Mall	TN	Memphis	100.0%		532,817	317,662	(7)	850,479
137.	West Town Mall	TN	Knoxville	50.0%		868,295	461,593		1,329,888
138.	Wolfchase Galleria	TN	Memphis	94.5%		761,648	505,738		1,267,386
139.	Barton Creek Square	TX	Austin	100.0%		922,266	506,559		1,428,825
140.	Broadway Square	TX	Tyler	100.0%		427,730	200,188		627,918
141.	Cielo Vista Mall	TX	El Paso	100.0%		793,716	449,601		1,243,317
142.	Domain, The	TX	Austin	100.0%		220,000	411,090	(7)	631,090
143.	Firewheel Town Center	TX	Garland (Dallas)	100.0%		295,532	686,096	(7)	981,628
144.	Galleria, The	TX	Houston	31.5%		1,233,802	1,115,874		2,349,676
145.	Highland Mall(2)	TX	Austin	50.0%		732,000	359,118		1,091,118
146.	Ingram Park Mall	TX	San Antonio	100.0%		750,888	374,882		1,125,770
147.	Irving Mall	TX	Irving (Dallas)	100.0%		637,415	405,119		1,042,534
148.	La Plaza Mall	TX	McAllen	100.0%		776,397	426,303		1,202,700

SIMON PROPERTY GROUP
U.S. Regional Mall Property Listing(1)

						Gross Leasable Area
	Property Name	State	City (CBSA)	Legal Ownership		Anchor	Mall & Freestanding		Total
149.	Lakeline Mall	TX	Cedar Park (Austin)	100.0%		745,179	352,626		1,097,805
150.	Longview Mall	TX	Longview	100.0%		440,917	209,283		650,200
151.	Midland Park Mall	TX	Midland	100.0%		339,113	280,145		619,258
152.	North East Mall	TX	Hurst (Dallas)	100.0%		1,191,930	452,287		1,644,217
153.	Rolling Oaks Mall	TX	San Antonio	100.0%		596,308	292,318		888,626
154.	Sunland Park Mall	TX	El Paso	100.0%		575,837	342,034		917,871
155.	Valle Vista Mall	TX	Harlingen	100.0%		389,781	262,850		652,631
156.	Apple Blossom Mall	VA	Winchester	49.1%		229,011	211,093		440,104
157.	Charlottesville Fashion Square	VA	Charlottesville	100.0%		381,153	190,816		571,969
158.	Chesapeake Square	VA	Chesapeake (Virginia Beach)	75.0	%(4)	534,760	272,844		807,604
159.	Fashion Centre at Pentagon City, The	VA	Arlington (Washington, DC)	42.5%		472,729	517,516	(7)	990,245
160.	Valley Mall	VA	Harrisonburg	50.0%		315,078	190,348		505,426
161.	Virginia Center Commons	VA	Glen Allen	100.0%		506,639	280,719		787,358
162.	Columbia Center	WA	Kennewick	100.0%		408,052	365,238		773,290
163.	Northgate Mall	WA	Seattle	100.0%		612,073	437,415		1,049,488
164.	Tacoma Mall	WA	Tacoma (Seattle)	100.0%		797,895	405,637		1,203,532
165.	Bay Park Square	WI	Green Bay	100.0%		425,773	274,221		699,994
166.	Forest Mall	WI	Fond Du Lac	100.0%		327,260	172,914		500,174

	Total Regional Mall GLA					97,585,723	65,751,235		163,336,958

FOOTNOTES:

(1)
Does not include the regional malls in the Mills portfolio.

(2)
This property is managed by a third party.

(3)
The Operating Partnership's direct and indirect interests in some of the properties held as joint venture interests are subject to preferences on distributions in favor of other partners or the Operating Partnership.

(4)
The Operating Partnership receives substantially all the economic benefit of the property due to a preference or advance.

(5)
The Operating Partnership owns a mortgage note that encumbers Pheasant Lane Mall that entitles it to 100% of the economics of this property.

(6)
The Operating Partnership's indirect ownership interest is through an approximately 76% ownership interest in Kravco Simon Investments.

(7)
Mall & Freestanding GLA includes office space as follows:
Arsenal Mall—107,188 sq. ft.
Century III Mall—35,929 sq. ft.
Circle Centre Mall—9,123 sq. ft.
Copley Place—867,490 sq. ft.
Fashion Centre at Pentagon City, The—169,089 sq. ft.
Fashion Mall at Keystone, The—10,927 sq. ft.
Firewheel Town Center—74,999 sq. ft.
Greendale Mall—119,860 sq. ft.
King of Prussia Mall—11,576 sq. ft.
Lehigh Valley Mall—11,754 sq. ft.
Lenox Square—2,674 sq. ft.
Menlo Park Mall—52,378 sq. ft.
Oak Court Mall—127,411 sq. ft.
Oxford Valley Mall—111,163 sq. ft.
Plaza Carolina—28,444 sq. ft.
River Oaks Center—116,835 sq. ft.
Rolling Oaks Mall—6,383 sq. ft.
Roosevelt Field—1,610 sq. ft.
South Hills Village—4,361 sq. ft.
Stanford Shopping Center—5,748 sq. ft.
The Domain—92,955 sq. ft.
The Westchester—820 sq. ft.

 SIMON PROPERTY GROUP
U.S. Premium Outlet Centers Operational Information
As of June 30, 2008

	As of or for the Six Months Ended June 30,
	2008	2007
Total Number of U.S. Premium Outlet Centers	39	36
Total U.S. Premium Outlet Centers GLA (in millions of square feet)	15.8	14.1
Occupancy(1)	98.3%	99.4%
Comparable sales per square foot(1)	$519	$492
Average base rent per square foot(1)	$26.66	$25.11
Average Base Rent Per Square Foot(1)	Total Center	% Change
6/30/08	$26.66	6.2%
6/30/07	25.11
12/31/07	25.67	5.9%
12/31/06	24.23	4.6%
12/31/05	23.16	6.0%
12/31/04	21.85	7.3%
12/31/03	20.36	n/a

Leasing Activity During the Period(1):

	Average Base Rent(2)
	Lease Signings	Store Closings/ Lease Expirations	Amount of Change (Referred to as "Leasing Spread")
2008 YTD	$39.95	$26.62	$13.33	50.1%
2007	31.43	23.64	7.79	33.0%
2006	29.95	22.87	7.08	31.0%
2005	26.48	21.91	4.57	20.9%
2004	22.78	20.02	2.76	13.8%
2003	25.41	22.62	2.79	12.3%

(1)
For all owned gross leasable area.

(2)
Represents the average base rent for tenants who signed leases as compared to the average base rent in effect for tenants whose leases terminated or expired in the same space.

 SIMON PROPERTY GROUP
U.S. Premium Outlet Centers Lease Expirations(1)
As of June 30, 2008

Year	Number of Leases Expiring	Square Feet	Avg. Base Rent per Square Foot at 6/30/08
2008 (7/1-12/31)	155	531,294	$22.56
2009	369	1,444,026	$22.88
2010	502	2,180,143	$25.03
2011	475	2,056,631	$24.72
2012	477	1,991,725	$27.28
2013	428	2,034,175	$27.37
2014	266	956,110	$31.55
2015	226	798,527	$32.18
2016	235	765,136	$36.05
2017	283	910,581	$37.19
2018 and Thereafter	465	1,771,246	$44.42

(1)
Does not consider the impact of renewal options that may be contained in leases.

 SIMON PROPERTY GROUP
U.S. Premium Outlet Centers Top Tenants
As of June 30, 2008

(Sorted by percentage of total Simon Group base minimum rent)

Tenant	Number of Stores	Square Feet (000's)	Percent of Total Simon Group Sq. Ft.	Percent of Total Simon Group Base Min. Rent
Phillips—Van Heusen Corporation	187	885	0.4%	0.7%
The Gap, Inc.	88	843	0.3%	0.6%
Adidas Promotional Retail Operations, Inc.	65	544	0.2%	0.4%
Nike Retail Services, Inc.	77	632	0.3%	0.4%
Jones Retail Corporation	150	463	0.2%	0.4%
The William Carter Company, Inc.	69	333	0.1%	0.3%
Tommy Hilfiger Retail Operations, Inc.	46	304	0.1%	0.3%
Brown Group Retail, Inc.	69	298	0.1%	0.2%
Coach, Inc.	35	163	0.1%	0.2%
LCI Holdings, Inc.	57	389	0.2%	0.2%

 SIMON PROPERTY GROUP
U.S. Premium Outlet Centers Property Listing

	Property Name	State	City (CBSA)	Legal Ownership	Total Gross Leasable Area
1.	Camarillo Premium Outlets	CA	Camarillo	100.0%	454,091
2.	Carlsbad Premium Outlets	CA	Carlsbad (San Diego)	100.0%	287,931
3.	Desert Hills Premium Outlets	CA	Cabazon (Riverside)	100.0%	498,838
4.	Folsom Premium Outlets	CA	Folsom (Sacramento)	100.0%	298,848
5.	Gilroy Premium Outlets	CA	Gilroy (San Jose)	100.0%	577,287
6.	Las Americas Premium Outlets	CA	San Diego	100.0%	525,298
7.	Napa Premium Outlets	CA	Napa	100.0%	179,348
8.	Petaluma Village Premium Outlets	CA	Petaluma	100.0%	195,982
9.	Vacaville Premium Outlets	CA	Vacaville	100.0%	442,041
10.	Clinton Crossing Premium Outlets	CT	Clinton	100.0%	276,163
11.	Orlando Premium Outlets	FL	Orlando	100.0%	435,695
12.	St. Augustine Premium Outlets	FL	St. Augustine (Jacksonsville)	100.0%	328,489
13.	North Georgia Premium Outlets	GA	Dawsonville (Atlanta)	100.0%	539,757
14.	Waikele Premium Outlets	HI	Waipahu (Honolulu)	100.0%	209,846
15.	Chicago Premium Outlets	IL	Aurora (Chicago)	100.0%	437,800
16.	Edinburgh Premium Outlets	IN	Edinburgh	100.0%	377,772
17.	Lighthouse Place Premium Outlets	IN	Michigan City	100.0%	454,314
18.	Wrentham Village Premium Outlets	MA	Wrentham (Boston)	100.0%	615,713
19.	Kittery Premium Outlets	ME	Kittery	100.0%	264,425
20.	Albertville Premium Outlets	MN	Albertville (Minneapolis)	100.0%	429,534
21.	Osage Beach Premium Outlets	MO	Osage Beach	100.0%	391,309
22.	Carolina Premium Outlets	NC	Smithfield	100.0%	439,445
23.	Liberty Village Premium Outlets	NJ	Flemington (New York)	100.0%	172,410
24.	Jackson Premium Outlets	NJ	Jackson (New York)	100.0%	285,779
25.	Las Vegas Outlet Center	NV	Las Vegas	100.0%	475,678
26.	Las Vegas Premium Outlets	NV	Las Vegas	100.0%	538,660
27.	Waterloo Premium Outlets	NY	Waterloo	100.0%	417,577
28.	Woodbury Common Premium Outlets	NY	Central Valley	100.0%	844,246
29.	Aurora Farms Premium Outlets	OH	Aurora	100.0%	300,218
30.	Columbia Gorge Premium Outlets	OR	Troutdale (Portland)	100.0%	163,815
31.	Philadelphia Premium Outlets	PA	Limerick (Philadelphia)	100.0%	549,070
32.	The Crossings Premium Outlets	PA	Tannersville	100.0%	411,791
33.	Allen Premium Outlets	TX	Allen (Dallas)	100.0%	441,492
34.	Houston Premium Outlets	TX	Cypress (Houston)	100.0%	425,504
35.	Rio Grande Valley Premium Outlets	TX	Mercedes	100.0%	546,708
36.	Round Rock Premium Outlets	TX	Round Rock (Austin)	100.0%	431,621
37.	Leesburg Corner Premium Outlets	VA	Leesburg (Washington D.C.)	100.0%	463,288
38.	Seattle Premium Outlets	WA	Tulalip (Seattle)	100.0%	402,668
39.	Johnson Creek Premium Outlets	WI	Johnson Creek	100.0%	277,585

	Total U.S. Premium Outlet Centers GLA				15,808,036

 SIMON PROPERTY GROUP
U.S. Community/Lifestyle Centers Operational Information(1)
As of June 30, 2008

	As of or for the Six Months Ended June 30,
	2008	2007
Total Number of Community/Lifestyle Centers	69	68
Total Community/Lifestyle Center GLA (in millions of square feet)	19.9	19.2
Occupancy(2)
Consolidated Assets	92.0%	91.2%
Unconsolidated Assets	95.4%	96.7%
Total Portfolio	93.2%	92.9%
Average rent per square foot(2)
Consolidated Assets	$13.09	$12.18
Unconsolidated Assets	$11.89	$11.74
Total Portfolio	$12.68	$12.03

Average Base Rent Per Square Foot(2)	Total Center	% Change
6/30/08	$12.68	5.4%
6/30/07	12.03
12/31/07	12.43	5.2%
12/31/06	11.82	3.6%
12/31/05	11.41	4.6%
12/31/04	10.91	3.0%
12/31/03	10.59	4.6%

Leasing Activity During the Period(2):

	Average Base Rent(3)
	Lease Signings	Store Closings/ Lease Expirations	Amount of Change (Referred to as "Leasing Spread")
2008 (YTD)	$12.10	$13.18	$(1.08)	(8.2)%
2007	18.43	14.56	3.87	26.6%
2006	12.47	10.49	1.98	18.9%
2005	15.89	11.44	4.45	38.9%
2004	12.01	11.16	0.85	7.6%
2003	12.38	10.48	1.90	18.1%

(1)
Does not include information for the community centers in the Mills portfolio.

(2)
For all owned gross leasable area.

(3)
Represents the average base rent in effect during the period for those tenants who signed leases as compared to the average base rent in effect during the period for those tenants whose leases terminated or expired.

 SIMON PROPERTY GROUP
U.S. Community/Lifestyle Centers Lease Expirations(1)(2)
As of June 30, 2008

Year	Number of Leases Expiring	Square Feet	Avg. Base Rent per Square Foot at 6/30/08
Mall Stores & Freestanding
Month to Month Leases	37	127,850	$13.05
2008 (7/1-12/31)	81	151,183	$15.81
2009	168	482,017	$16.78
2010	233	728,401	$18.59
2011	232	747,446	$18.78
2012	149	524,746	$18.37
2013	140	514,572	$17.98
2014	32	172,104	$19.98
2015	56	258,335	$22.20
2016	43	181,065	$20.92
2017	41	176,898	$24.82
2018	63	315,519	$19.28
2019 and Thereafter	38	191,643	$21.11
Specialty Leasing Agreements w/ terms in excess of 12 months	7	43,989	$3.77
Anchor Tenants
Month to Month Leases	1	24,933	$7.00
2008 (7/1-12/31)	4	141,520	$4.92
2009	16	520,540	$7.89
2010	30	917,335	$11.46
2011	18	740,285	$6.63
2012	19	673,867	$8.42
2013	23	672,322	$9.50
2014	20	783,381	$8.42
2015	19	645,930	$10.94
2016	22	705,706	$10.54
2017	22	864,405	$9.62
2018	19	729,319	$11.23
2019 and Thereafter	22	1,027,339	$11.26
Specialty Leasing Agreements w/ terms in excess of 12 months	4	126,019	$1.50

(1)
Does not include information for the community centers in the Mills portfolio.

(2)
Does not consider the impact of renewal options that may be contained in leases.

 SIMON PROPERTY GROUP
U.S. Community/Lifestyle Centers Top Tenants(1)
As of June 30, 2008

(Sorted by percentage of total Simon Group square footage)(2)

Tenant	Number of Stores	Square Feet (000's)	Percent of Total Simon Group Sq. Ft.	Percent of Total Simon Group Base Min. Rent
Target Corporation	13	1,706	0.7%	0.0%
Wal-Mart Stores, Inc.	8	923	0.4%	0.0%
Kohl's Department Stores, Inc.	10	913	0.4%	0.1%
Best Buy Company, Inc.	20	866	0.4%	0.2%
Retail Ventures, Inc.	16	712	0.3%	0.1%
TJX Companies, Inc.	21	665	0.3%	0.2%
Bed Bath & Beyond, Inc.	14	423	0.2%	0.1%
Dick's Sporting Goods, Inc.	8	389	0.2%	0.1%
Burlington Coat Factory	6	374	0.2%	0.1%
Office Max, Inc.	12	312	0.1%	0.1%

(1)
Does not include information for the community centers in the Mills portfolio.

(2)
Includes space leased and owned by the anchor.

 SIMON PROPERTY GROUP
U.S. Community/Lifestyle Centers Property Listing(1)

	Property Name	State	City (CBSA)	Legal Ownership		Total Gross Leasable Area
1.	Plaza at Buckland Hills, The	CT	Manchester	35.0	%(3)	334,393
2.	Gaitway Plaza	FL	Ocala	23.3	%(3)	208,872
3.	Highland Lakes Center	FL	Orlando	100.0%		493,276
4.	Indian River Commons	FL	Vero Beach	50.0%		255,882
5.	Pier Park	FL	Panama City Beach	100.0%		741,765
6.	Royal Eagle Plaza	FL	Coral Springs (Miami)	35.0	%(3)	199,045
7.	Terrace at the Florida Mall	FL	Orlando	100.0%		346,693
8.	Waterford Lakes Town Center	FL	Orlando	100.0%		951,473
9.	West Town Corners	FL	Altamonte Springs (Orlando)	23.3	%(3)	385,259
10.	Westland Park Plaza	FL	Orange Park (Jacksonville)	23.3	%(3)	163,154
11.	Mall of Georgia Crossing	GA	Buford (Atlanta)	100.0%		440,612
12.	Bloomingdale Court	IL	Bloomingdale (Chicago)	100.0%		630,359
13.	Countryside Plaza	IL	Countryside (Chicago)	100.0%		403,756
14.	Crystal Court	IL	Crystal Lake (Chicago)	35.0	%(3)	278,970
15.	Forest Plaza	IL	Rockford	100.0%		362,698
16.	Lake Plaza	IL	Waukegan (Chicago)	100.0%		215,462
17.	Lake View Plaza	IL	Orland Park (Chicago)	100.0%		368,007
18.	Lincoln Crossing	IL	O'Fallon (St. Louis)	100.0%		243,266
19.	Matteson Plaza	IL	Matteson (Chicago)	100.0%		270,955
20.	North Ridge Plaza	IL	Joliet (Chicago)	100.0%		305,070
21.	White Oaks Plaza	IL	Springfield	100.0%		391,501
22.	Willow Knolls Court	IL	Peoria	35.0	%(3)	382,377
23.	Brightwood Plaza	IN	Indianapolis	100.0%		38,493
24.	Clay Terrace	IN	Carmel (Indianapolis)	50.0%		504,931
25.	Eastland Convenience Center	IN	Evansville	50.0%		175,639
26.	Greenwood Plus	IN	Greenwood (Indianapolis)	100.0%		155,319
27.	Hamilton Town Center	IN	Noblesville (Indianapolis)	50.0%		509,694
28.	Keystone Shoppes	IN	Indianapolis	100.0%		29,140
29.	Markland Plaza	IN	Kokomo	100.0%		90,527
30.	Muncie Plaza	IN	Muncie	100.0%		298,821
31.	New Castle Plaza	IN	New Castle	100.0%		91,648
32.	Northwood Plaza	IN	Fort Wayne	100.0%		208,245
33.	Teal Plaza	IN	Lafayette	100.0%		101,087
34.	Tippecanoe Plaza	IN	Lafayette	100.0%		90,522
35.	University Center	IN	Mishawaka	100.0%		150,524
36.	Village Park Plaza	IN	Carmel (Indianapolis)	35.0	%(3)	549,576
37.	Washington Plaza	IN	Indianapolis	100.0%		50,107
38.	West Ridge Plaza	KS	Topeka	100.0%		253,620
39.	Park Plaza	KY	Hopkinsville	100.0%		114,924
40.	St. Charles Towne Plaza	MD	Waldorf (Washington, D.C.)	100.0%		394,873
41.	Regency Plaza	MO	St. Charles (St. Louis)	100.0%		287,473
42.	Ridgewood Court	MS	Jackson	35.0	%(3)	240,671
43.	Dare Centre	NC	Kill Devil Hills	100.0%		168,838
44.	MacGregor Village	NC	Cary	100.0%		144,997
45.	North Ridge Shopping Center	NC	Raleigh	100.0%		166,619
46.	Rockaway Convenience Center	NJ	Rockaway (New York)	100.0%		149,570
47.	Rockaway Plaza	NJ	Rockaway (New York)	100.0%		458,828

SIMON PROPERTY GROUP
U.S. Community/Lifestyle Centers Property Listing(1)

	Property Name	State	City (CBSA)	Legal Ownership		Total Gross Leasable Area
48.	Cobblestone Court	NY	Victor	35.0	%(3)	265,461
49.	Great Lakes Plaza	OH	Mentor (Cleveland)	100.0%		164,104
50.	Lima Center	OH	Lima	100.0%		236,878
51.	Eastland Plaza	OK	Tulsa	100.0%		190,261
52.	DeKalb Plaza	PA	King of Prussia (Philadelphia)	50.3	%(4)	101,742
53.	Henderson Square	PA	King of Prussia (Philadelphia)	76.0	%(4)	107,383
54.	Lincoln Plaza	PA	King of Prussia (Philadelphia)	65.0	%(4)	267,231
55.	Whitehall Mall	PA	Whitehall	38.0	%(4)	588,143
56.	Charles Towne Square	SC	Charleston	100.0%		71,794
57.	Empire East(2)	SD	Sioux Falls	50.0%		297,278
58.	Knoxville Commons	TN	Knoxville	100.0%		180,463
59.	Arboretum at Great Hills	TX	Austin	100.0%		206,827
60.	Gateway Shopping Centers	TX	Austin	95.0%		512,595
61.	Ingram Plaza	TX	San Antonio	100.0%		111,518
62.	Lakeline Plaza	TX	Cedar Park (Austin)	100.0%		387,445
63.	Palms Crossing	TX	McAllen	100.0%		321,652
64.	Shops at Arbor Walk, The	TX	Austin	100.0%		442,584
65.	Shops at North East Mall, The	TX	Hurst (Dallas)	100.0%		364,636
66.	Wolf Ranch Town Center	TX	Georgetown (Austin)	100.0%		613,982
67.	Chesapeake Center	VA	Chesapeake (Virginia Beach)	100.0%		305,935
68.	Fairfax Court	VA	Fairfax (Washington, D.C.)	41.3	%(3)	249,658
69.	Martinsville Plaza	VA	Martinsville	100.0%		102,105

	Total Community/Lifestyle Center GLA					19,887,206

FOOTNOTES:

(1)
Does not include the community centers in Mills portfolio.

(2)
This property is managed by a third party.

(3)
Outside partner receives substantially all of the economic benefit due to a partner preference.

(4)
The Operating Partnership's indirect ownership interest is through an approximate 76% ownership interest in Kravco Simon Investments.

 SIMON PROPERTY GROUP
U.S. Mills Portfolio Operational Information
As of June 30, 2008

As of or for the Six Months Ended June 30, 2008
The Mills®
Total Number of The Mills®	17
Total GLA (in millions of square feet)	24.2
Occupancy(1)	94.4%
Comparable sales per square foot(2)	$380
Average base rent per square foot(1)	$19.43
Mills Regional Malls(3)
Total Number of Regional Malls	16
Total GLA (in millions of square feet)	17.6
Occupancy(4)	87.1%
Comparable sales per square foot(2)	$449
Average rent per square foot(4)	$37.23
Mills Community Centers
Total Number of Community Centers	4
Total GLA (in millions of square feet)	1.0
Occupancy(1)	96.1%
Average rent per square foot(1)	$11.23

(1)
For all owned gross leasable area.

(2)
Based upon the standard definition of sales for regional malls adopted by the International Council of Shopping Centers which includes mall stores less than 10,000 square feet.

(3)
Does not include two regional malls in Atlanta (Gwinnett Place and Town Center at Cobb) in which The Company held a 50% interest prior to the Mills acquisition.

(4)
Includes mall stores.

 SIMON PROPERTY GROUP
U.S. Mills Portfolio Property Listing

	Property Name	State	City (CBSA)	Legal Ownership		Total Gross Leasable Area
	The Mills®
1.	Arizona Mills	AZ	Tempe (Phoenix)	25.0%		1,252,395
2.	Arundel Mills	MD	Hanover (Baltimore)	29.6	%(2)	1,290,858
3.	Cincinnati Mills	OH	Cincinnati	50.0%		1,442,171
4.	Colorado Mills	CO	Lakewood (Denver)	18.8	%(2)	1,103,471
5.	Concord Mills	NC	Concord (Charlotte)	29.6	%(2)	1,348,935
6.	Discover Mills	GA	Lawrenceville (Atlanta)	25.0	%(2)	1,183,556
7.	Franklin Mills	PA	Philadelphia	50.0%		1,749,515
8.	Grapevine Mills	TX	Grapevine (Dallas)	29.6	%(2)	1,775,711
9.	Great Mall of the Bay Area	CA	Milpitas (San Jose)	24.5	%(2)	1,378,564
10.	Gurnee Mills	IL	Gurnee (Chicago)	50.0%		1,818,537
11.	Katy Mills	TX	Katy (Houston)	31.3	%(2)	1,587,388
12.	Ontario Mills	CA	Ontario (Riverside)	25.0%		1,482,430
13.	Opry Mills	TN	Nashville	24.5	%(2)	1,155,561
14.	Potomac Mills	VA	Prince William (Washington, D.C.)	50.0%		1,514,970
15.	Sawgrass Mills	FL	Sunrise (Miami)	50.0%		2,252,293
16.	St. Louis Mills	MO	Hazelwood (St. Louis)	25.0	%(2)	1,191,231
17.	The Block at Orange	CA	Orange (Los Angeles)	25.0	%(2)	717,105

	Subtotal The Mills®					24,244,691
	Regional Malls(1)
18.	Briarwood Mall	MI	Ann Arbor	25.0%		975,776
19.	Del Amo Fashion Center	CA	Torrance (Los Angeles)	25.0	%(2)	2,394,805	(3)
20.	Dover Mall	DE	Dover	34.1%		886,999
21.	Esplanade, The	LA	Kenner (New Orleans)	50.0%		899,534
22.	Falls, The	FL	Miami	25.0%		807,878
23.	Galleria at White Plains, The	NY	White Plains (New York)	50.0%		878,153
24.	Hilltop Mall	CA	Richmond (San Francisco)	25.0%		1,073,715
25.	Lakeforest Mall	MD	Gaithersburg (Washington, D.C.)	25.0%		1,045,507
26.	Mall at Tuttle Crossing, The	OH	Dublin (Columbus)	25.0%		1,124,886
27.	Marley Station	MD	Glen Burnie (Baltimore)	25.0%		1,069,678
28.	Meadowood Mall	NV	Reno	25.0%		884,523
29.	Northpark Mall	MS	Ridgeland	50.0%		958,335
30.	Shops at Riverside, The	NJ	Hackensack (New York)	50.0%		743,702
31.	Southdale Center	MN	Edina (Minneapolis)	50.0%		1,341,384	(3)
32.	Southridge Mall	WI	Greendale (Milwaukee)	50.0%		1,226,761
33.	Stoneridge Mall	CA	Pleasanton (San Francisco)	25.0%		1,301,382

	Subtotal Regional Malls					17,613,018
	Community Centers
34.	Denver West Village	CO	Lakewood (Denver)	18.8%		310,096
35.	Arundel Mills Marketplace	MD	Hanover (Baltimore)	29.6	%(2)	101,613
36.	Concord Mills Marketplace	NC	Concord (Charlotte)	50.0%		230,683
37.	Liberty Plaza	PA	Philadelphia	50.0%		371,446

	Subtotal Community Centers					1,013,838

	Total Mills Properties					42,871,547

(1)
Does not include two regional malls in Atlanta (Gwinnett Place and Town Center at Cobb) in which we already held a 50% interest prior to the Mills acquisition.

(2)
The Operating Partnership's direct and indirect interests in some of the properties held as joint venture interests are subject to preferences on distributions in favor of other partners or the Operating Partnership.

(3)
Includes office space as follows:

Del Amo Fashion Center—113,000 sq. ft.
Southdale Center—20,295 sq. ft.

 SIMON PROPERTY GROUP
International Operational Information(1)
As of June 30, 2008

	As of or for the Six Months Ended June 30,
	2008	2007
European Shopping Centers
Total Number of Shopping Centers	51	53
Total GLA (in millions of square feet)	13.3	12.2
Occupancy	98.4%	97.1%
Comparable sales per square foot	€427	€399
Average rent per square foot	€29.81	€26.65
International Premium Outlets—Japan
Total Number of Premium Outlets	6	5
Total GLA (in millions of square feet)	1.8	1.4
Occupancy	100%	100%
Comparable sales per square foot	¥93,847	¥91,101
Average base rent per square foot	¥4,644	¥4,654

(1)
Does not include Premium Outlets Punta Norte in Mexico, Yeoju Premium Outlets in South Korea and Changshu In City Plaza in Changshu, China.

 SIMON PROPERTY GROUP
International Property Listing

					Gross Leasable Area(1)
	Property Name	City (Metropolitan area)	SPG Effective Ownership(5)		Hypermarket/ Anchor(4)	Mall & Freestanding	Total
	FRANCE
1.	Bay 2	Torcy (Paris)	50.0%		159,900	416,900	576,800
2.	Bay 1	Torcy (Paris)	50.0%		—	348,900	348,900
3.	Bel'Est	Bagnolet (Paris)	17.5%		109,800	63,300	173,100
4.	Villabé A6	Villabé (Paris)	7.5%		124,900	159,400	284,300
5.	Wasquehal	Wasquehal (Lille)	50.0%		131,300	123,400	254,700

	Subtotal France				525,900	1,111,900	1,637,800
	ITALY
	Ancona:
6.	Ancona	Ancona	49.0	%(3)	82,900	82,300	165,200
7.	Senigallia	Senigallia (Ancona)	49.0%		41,200	41,600	82,800
	Ascoli Piceno:
8.	Grottammare	Grottammare (Ascoli Piceno)	49.0%		38,900	55,900	94,800
9.	Porto Sant'Elpidio	Porto Sant'Elpidio (Ascoli Piceno)	49.0%		48,000	114,300	162,300
	Bari:
10.	Casamassima	Casamassima (Bari)	49.0%		159,000	388,800	547,800
11.	Modugno	Modugno (Bari)	49.0%		96,900	46,600	143,500
	Bergamo:
12.	Bergamo	Bergamo	49.0	%(3)	103,000	16,900	119,900
	Brescia:
13.	Concesio	Concesio (Brescia)	49.0	%(3)	89,900	27,600	117,500
14.	Mazzano	Mazzano (Brescia)	49.0	%(2)	103,300	127,400	230,700
	Brindisi:
15.	Mesagne	Mesagne (Brindisi)	49.0%		88,000	140,600	228,600
	Cagliari:
16.	Marconi	Marconi (Cagliari)	49.0	%(3)	83,500	109,900	193,400
17.	Santa Gilla	Santa Gilla (Cagliari)	49.0	%(2)	75,900	114,800	190,700
	Catania:
18.	La Rena	La Rena (Catania)	49.0%		124,100	22,100	146,200
19.	Misterbianco	Misterbianco (Catania)	49.0	%(3)	83,300	16,000	99,300
	Lecco:
20.	Merate	Merate (Lecco)	49.0	%(3)	73,500	88,500	162,000
	Milan (Milano):
21.	Cesano Boscone	Cescano Boscone (Milano)	49.0	%(3)	163,800	120,100	283,900
22.	Cinisello	Cinisello (Milano)	49.0%		125,000	250,600	375,600
23.	Nerviano	Nerviano (Milano)	49.0	%(3)	83,800	27,800	111,600
24.	Rescaldina	Rescaldina (Milano)	49.0%		165,100	212,000	377,100
25.	Vimodrone	Vimodrone (Milano)	49.0%		110,400	80,200	190,600
	Naples (Napoli):
26.	Giugliano	Giugliano (Napoli)	49.0	%(6)	130,000	624,500	754,500
27.	Mugnano di Napoli	Mugnano (Napoli)	49.0	%(3)	98,000	94,900	192,900
28.	Pompei	Pompei (Napoli)	49.0%		74,300	17,100	91,400
29.	Vulcano Buono	Nola (Napoli)	22.1%		142,900	733,100	876,000
	Olbia:
30.	Olbia	Olbia	49.0	%(3)	74,600	133,000	207,600

 SIMON PROPERTY GROUP
International Property Listing

					Gross Leasable Area(1)
	Property Name	City (Metropolitan area)	SPG Effective Ownership(5)		Hypermarket/ Anchor(4)	Mall & Freestanding	Total
	Padova:
31.	Padova	Padova	49.0%		73,300	32,500	105,800
	Palermo:
32.	Palermo	Palermo	49.0%		73,100	9,800	82,900
	Pesaro:
33.	Fano	Fano (Pesaro)	49.0%		56,300	56,000	112,300
	Pescara:
34.	Cepagatti	Cepagatti (Pescara)	49.0%		80,200	189,600	269,800
35.	Pescara	Pescara	49.0%		96,300	65,200	161,500
	Piacenza:
36.	San Rocco al Porto	San Rocco al Porto (Piacenza)	49.0%		104,500	74,700	179,200
	Rome (Roma):
37.	Casalbertone	Roma	49.0	%(3)	62,700	84,900	147,600
38.	Collatina	Collatina (Roma)	49.0%		59,500	4,100	63,600
39.	Porta Di Roma	Roma	19.6%		624,800	630,600	1,255,400
	Sassari:
40.	Centro Azuni	Sassari	49.0	%(3)	—	35,600	35,600
41.	Predda Niedda	Predda Niedda (Sassari)	49.0	%(2)	79,500	154,200	233,700
	Taranto:
42.	Taranto	Taranto	49.0%		75,200	126,500	201,700
	Turin (Torino):
43.	Cuneo	Cuneo (Torino)	49.0%		80,700	201,500	282,200
44.	Rivoli	Rivoli (Torino)	49.0	%(3)	61,800	32,300	94,100
45.	Torino	Torino	49.0%		105,100	66,700	171,800
46.	Venaria	Venaria (Torino)	49.0%		101,600	64,000	165,600
	Venice (Venezia):
47.	Venezia—Mestre	Mestre (Venezia)	49.0%		114,100	132,600	246,700
	Verona:
48.	Bussolengo	Bussolengo (Verona)	49.0	%(3)	89,300	75,300	164,600
	Vicenza:
49.	Vicenza	Vicenza	49.0%		78,400	20,100	98,500

	Subtotal Italy				4,475,700	5,742,800	10,218,500
	POLAND
50.	Arkadia Shopping Center	Warsaw	50.0%		202,200	900,800	1,103,000
51.	Wilenska Station Shopping Center	Warsaw	50.0%		92,700	215,900	308,600

	Subtotal Poland				294,900	1,116,700	1,411,600
	JAPAN
52.	Gotemba Premium Outlets	Gotemba City (Tokyo)	40.0%		—	477,700	477,700
53.	Kobe-Sanda Premium Outlets	Hyougo-ken (Osaka)	40.0%		—	193,500	193,500
54.	Rinku Premium Outlets	Izumisano (Osaka)	40.0%		—	320,600	320,600
55.	Sano Premium Outlets	Sano (Tokyo)	40.0%		—	316,500	316,500
56.	Toki Premium Outlets	Toki (Nagoya)	40.0%		—	230,300	230,300
57.	Tosu Premium Outlets	Fukuoka (Kyushu)	40.0%		—	241,700	241,700

	Subtotal Japan				—	1,780,300	1,780,300

 SIMON PROPERTY GROUP
International Property Listing

				Gross Leasable Area(1)
	Property Name	City (Metropolitan area)	SPG Effective Ownership(5)	Hypermarket/ Anchor(4)	Mall & Freestanding	Total
	MEXICO
58.	Premium Outlets Punta Norte	Mexico City	50.0%	—	231,900	231,900

	Subtotal Mexico			—	231,900	231,900
	SOUTH KOREA
59.	Yeoju Premium Outlets	Seoul	50.0%	—	249,900	249,900

	Subtotal South Korea			—	249,900	249,900
	CHINA
60.	Changshu IN CITY Plaza	Changshu	32.5%	180,800	285,500	466,300

	Subtotal China			180,800	285,500	466,300

	TOTAL INTERNATIONAL ASSETS			5,477,300	10,519,000	15,996,300

FOOTNOTES:

(1)
All gross leasable area listed in square feet.

(2)
This property is held partially in fee and partially encumbered by a leasehold on the premise which entitles the lessor to the majority of the economics of the portion of the property subject to the leasehold.

(3)
This property is encumbered by a leasehold on the entire premises which entitles the lessor the majority of the economics of the property.

(4)
Represents the sales area of the anchor and excludes any warehouse/storage areas.

(5)
We own our interest in the assets in France and Poland through our shareholdings in Simon Ivanhoe S.a.r.l. Our interest in the Italian assets is owned through Gallerie Commerciali Italia S.p.A., while our interest in the assets in Japan is owned through Chelsea Japan Co., Ltd. We own our interest in Mexico through Fideicomiso Trust No. F/315-5 and our interest in South Korea through Shinsegae Chelsea Co., Ltd. We own our interest in the shopping center in Changshu, Jiangsu Province, China, through our shareholdings in Great Mall Investments Limited.

(6)
On April 4, 2007, Gallerie Commerciali Italia acquired the remaining 60% interest in the shopping gallery at this center, which consists of 177,600 sf of leasable area. We own a 19.6% interest in the retail parks at this center, which consist of 446,900 sf of leasable area.

 SIMON PROPERTY GROUP
Capital Expenditures
For the Six Months Ended June 30, 2008
(In thousands)

		Unconsolidated Entities
	Consolidated Properties	Total	Simon Group's Share
New development projects	$158,992	$224,539	$98,247
Redevelopment projects with incremental GLA and/or anchor replacement	$146,284	$133,517	$55,753
Renovations with no incremental GLA	$46,325	$—	$—
Tenant allowances:
Retail	$35,231	$37,474	$12,763
Office	$3,594	$—	—
Operational capital expenditures at properties:
CAM expenditures(1)	$9,837	$5,361	$2,007
Non-CAM expenditures	$4,769	$19,096	$7,903

Totals	$405,032	$419,987	$176,673

Plus (Less): Conversion from accrual to cash basis	$56,531	$7,744

Capital Expenditures for the Six Months Ended 6/30/08(2)	$461,563	$427,731

Capital Expenditures for the Six Months Ended 6/30/07(2)(3)	$412,615	$149,268

(1)
Expenditures included in the pool of expenses allocated to tenants as common area maintenance or CAM.

(2)
Agrees with the line item "Capital expenditures" on the Combined Statements of Cash Flows for the consolidated properties. No statement of cash flows is prepared for the joint venture properties as this is not required by the SEC or GAAP; however, the above reconciliation was completed in the same manner as the reconciliation for the consolidated properties.

(3)
2007 capital expenditures do not include expenditures from international properties.

SIMON PROPERTY GROUP
U.S. Development Activity Report(1)(2)
Project Overview, Construction-in-Progress and Land Held for Development
As of June 30, 2008

								Construction-in-Progress
									Unconsolidated Entities
		The Company's Ownership Percentage				The Company's Share of Net Cost
Property/Location	Project Description		Projected Opening	Projected Gross Cost(3) (in millions)	Projected Net Cost (in millions)		Stabilized Rate of Return	Consolidated Properties	Total	The Company's Share
New Development Projects
Cincinnati Premium Outlets Monroe, OH	400,000 square foot upscale outlet center	100%	Summer 2009	$98	$92	$92	11%	$17.6	—	—
Jersey Shore Premium Outlets Tinton Falls, NJ	435,000 square foot upscale outlet center	100%	11/08	$157	$157	$157	12%	$101.8	—	—
Significant Redevelopment and Expansion Projects with Incremental GLA
Domain, The (Phase II) Austin, TX	600,000 square foot expansion of upscale main street center	100%	11/09	$164	$141	$141	7%	$36.3	—	—
Northshore Mall Peabody (Boston), MA	Addition of Nordstrom and small shops, The Cheesecake Factory, P.F. Chang's, and mall renovation	49%	10/07 (Cheesecake) 11/08 (P.F. Chang's) 11/08 (shops/renov) 4/09 (Nordstrom)	$125	$125	$61	7%	—	$80.3	$39.4
Orlando Premium Outlets Orlando, FL	114,000 square foot expansion of upscale outlet center, including the addition of a four-level parking garage	100%	11/08	$69	$69	$69	16%	$46.6	—	—
The Promenade at Camarillo Premium Outlets Camarillo, CA	220,000 square foot expansion of upscale outlet center anchored by Neiman Marcus Last Call and Saks Fifth Avenue Off 5th	100%	6/09	$81	$77	$77	13%	$26.0	—	—
Ross Park Mall Pittsburgh, PA	Addition of Nordstrom and small shops	100%	10/08	$32	$25	$25	8%	$22.4	—	—
Tacoma Mall Tacoma (Seattle), WA	Relocation of Nordstrom and two-phase lifestyle addition with small shops and restaurants	100%	10/08 (Nordstrom and Phase I) 2009 (Phase II)	$77	$73	$73	8%	$40.6	—	—
University Park Mall Mishawaka (South Bend), IN	Demolition of former Marshall Field's and replacement with lifestyle addition including Barnes & Noble, Ulta, Granite City Food & Brewery, Bar Louie and small shops	100%	8/08 2009 (Barnes)	$45	$45	$45	8%	$26.0	—	—

SIMON PROPERTY GROUP
U.S. Development Activity Report(1)(2)
Project Overview, Construction-in-Progress and Land Held for Development
As of June 30, 2008

								Construction-in-Progress
									Unconsolidated Entities
		The Company's Ownership Percentage				The Company's Share of Net Cost
Property/Location	Project Description		Projected Opening	Projected Gross Cost(3) (in millions)	Projected Net Cost (in millions)		Stabilized Rate of Return	Consolidated Properties	Total	The Company's Share
Other Redevelopment and Expansion Projects with Incremental GLA
Livingston Mall Livingston, NJ	Addition of Barnes & Noble, expansion of Modell's and food court addition	100%	10/07 (food court) 9/08 (Barnes) 10/08 (Modell's)
Richardson Square Richardson, TX	Redevelopment of existing mall into community center with Lowe's Home Improvement and relocation of Ross Dress for Less	100%	7/08
Rio Grande Valley Premium Outlets Mercedes, TX	32,000 sf expansion of upscale outlet center including Saks Fifth Avenue Off 5th	100%	11/08
Treasure Coast Square Jensen Beach, FL	Addition of lifestyle component	100%	8/08
	Subtotal Other Redevelopment and Expansion Projects with Incremental GLA			$56	$49	$49	7%	$30.9	—	—
Renovations
Cordova Mall Pensacola, FL	Mall renovation and redevelopment of food court and former cinema into new food court and small shops	100%	9/08 (Redev) 10/08 (Renov)
The Forum Shops at Caesars Las Vegas, NV	Mall renovation	100%	8/08
Irving Mall Irving (Dallas-Ft. Worth), TX	Mall renovation	100%	11/08
Livingston Mall Livingston (New York), NJ	Mall renovation	100%	9/08
Montgomery Mall North Wales (Philadelphia), PA	Mall renovation	60%	11/08
Paddock Mall Ocala, FL	Mall renovation	100%	11/08
Rockaway Townsquare Rockaway (New York), NY	Mall renovation	100%	9/08
Valle Vista Mall Harlingen, TX	Mall renovation	100%	10/08
Westminster Mall Westminster (Los Angeles), CA	Mall renovation	100%	11/08
	Subtotal Renovations			$122	$122	$117		$37.0	$3.1	$2.2

SIMON PROPERTY GROUP
U.S. Development Activity Report(1)(2)
Project Overview, Construction-in-Progress and Land Held for Development
As of June 30, 2008

								Construction-in-Progress
									Unconsolidated Entities
		The Company's Ownership Percentage				The Company's Share of Net Cost
Property/Location	Project Description		Projected Opening	Projected Gross Cost(3) (in millions)	Projected Net Cost (in millions)		Stabilized Rate of Return	Consolidated Properties	Total	The Company's Share
Anchor/Big Box/Theater Activity
Anderson Mall Anderson, SC	Addition of Dillard's and expansion of Belk	100%	11/08
Coddingtown Mall Santa Rosa, CA	Addition of Whole Foods	50%	6/09
Fashion Mall at Keystone, The Indianapolis, IN	Addition of Nordstrom	100%	9/08
Laguna Hills Mall Laguna Hills (Los Angeles), CA	Addition of Nordstrom Rack	100%	9/08
Plaza Carolina Carolina (San Juan), PR	Addition of Best Buy and relocation of Tiendas Capri	100%	7/09
Ross Park Mall Pittsburgh, PA	Addition of L.L. Bean	100%	11/08
	Subtotal Anchor/Big Box/Theater Activity			$60	$59	$54	9%	$26.4	$1.6	$0.8
Asset Intensification
Coconut Point Estero, FL	Addition of 108-room Hyatt Place Hotel	50%	12/08
Ingram Park Mall San Antonio, TX	Addition of self-storage facility	50%	7/08
	Subtotal Asset Intensification			$26	$26	$10	11%	—	$7.8	$3.9
Miscellaneous								$45.2	$14.8	$6.7
Total Construction in Progress(4)								$456.8	$107.6	$53.0

Land Held for Development								$26.3	$29.4	$18.2

(1)
Does not include the Mills portfolio in which we acquired an interest on March 29, 2007.

(2)
Cost and return are based upon current budget assumptions. Actual results may vary.

(3)
Projected Gross Cost includes soft costs such as architecture and engineering fees, tenant costs (allowances/leasing commissions), development, legal and other fees, marketing costs, cost of capital, and other related costs.

(4)
Does not include our international properties.

SIMON PROPERTY GROUP
International Development Activity Report*
Project Overview, Construction-in-Progress
As of June 30, 2008

Shopping center/ Location (Metropolitan area)	Project Description	Anchors/Major Tenants	The Company's Ownership Percentage of Project	Opening	Projected Net Cost* (in millions)
New Development Projects:
Europe:
Argine—Napoli, Italy	300,000 square foot center anchored by a hypermarket with approximately 75 shops	Auchan	24.0%	March 2009		€64
Catania—Sicily, Italy	642,000 square foot center anchored by a hypermarket and approximately 120 shops	Auchan	24.0%	June 2010		€157
Asia:
Hangzhou, China	310,000 square foot center anchored by a hypermarket with approximately 85 shops	Wal-Mart, Forever 21, Sephora, Vero Moda, C&A	32.5%	Q3 2009	CNY	495
Hefei, China	430,000 square foot center anchored by a hypermarket and theater with approximately 90 shops	Wal-Mart, Stellar Film Cinemas, Forever 21, Sephora, Vero Moda, Sport 100	32.5%	Q4 2009	CNY	530
Sendai-Izumi Premium Outlets— Sendai, Japan	172,000 square foot upscale outlet center		40.0%	October 2008	JPY	5,350
Suzhou, China	750,000 square foot center anchored by a hypermarket and theater with approximately 200 shops	Wal-Mart, Best Buy, Golden Harvest Cinemas, Forever 21, C&A, Sephora, Starbucks, Vero Moda, Sport 100, H&M	32.5%	Q3 2009	CNY	988
Zhengzhou, China	478,000 square foot center anchored by a hypermarket and theater with approximately 90 shops	Wal-Mart, China Film Cinemas, Forever 21, Sephora, Vero Moda, Sport 100	32.5%	Q2 2009	CNY	570
Expansion Projects:
Sano Premium Outlets—Sano, Japan	73,000 square foot phase IV expansion of upscale outlet center	Escada, Etro, Gucci, Katharine Hamnett, Salvatore Ferragamo, Seiko, Segio Rossi, Under Armour, Yves Saint Laurent	40.0%	July 2008	JPY	4,470

*
Cost is based upon current budget assumptions. Actual results may vary.

 SIMON PROPERTY GROUP
Total Debt Amortization and Maturities by Year (Our Share)
As of June 30, 2008
(In thousands)

Year	Our Share of Secured Consolidated Debt	Our Share of Unsecured Consolidated Debt	Our Share of Unconsolidated Joint Venture Debt	Our Share of Total Debt
2008	207,932	150,000	343,506	701,438
2009	743,054	900,000	438,134	2,081,188
2010	1,173,911	1,100,000	681,089	2,955,000
2011	522,334	2,267,655	815,149	3,605,138
2012	1,387,060	1,450,000	1,070,501	3,907,561
2013	441,079	1,125,000	396,580	1,962,659
2014	406,645	700,000	792,923	1,899,568
2015	4,032	1,200,000	554,434	1,758,466
2016	214,671	1,300,000	579,180	2,093,851
2017	573,283	500,000	846,760	1,920,043
2018	1,948	1,000,000	—	1,001,948
Thereafter	20,096	—	10,437	30,533

Face Amounts of Indebtedness	$5,696,045	$11,692,655	$6,528,693	$23,917,393
Premiums (Discounts) on Indebtedness, Net	18,702	4,380	13,251	36,333
Fair Value of Interest Rate Swaps Agreements	—	—	—	0

Our Share of Total Indebtedness	$5,714,747	$11,697,035	$6,541,944	$23,953,726

Debt Covenant Compliance Ratios

Senior Unsecured Notes Covenant (1)	Required	Actual	Compliance
Total Debt to Total Assets	≤65%	48%	Yes
Total Secured Debt to Total Assets	≤50%	24%	Yes
Fixed Charge Coverage Ratio	>1.5X	2.6X	Yes
Total Unencumbered Assets to Unsecured Debt	≥125%	238%	Yes

(1)
Covenants for indentures dated June 7, 2005 and later. Covenants and other provisions of prior supplemental indentures apply to all unsecured debt for as long as any securities issued under prior supplemental indentures remain outstanding or until the covenants in the prior supplemental indentures have been amended. For a complete listing of all debt covenants related to our senior unsecured notes, as well as definitions of the above terms, please refer to Simon Property Group, L.P. filings with the Securities and Exchange Commission.

 SIMON PROPERTY GROUP
Summary of Indebtedness
As of June 30, 2008
(In thousands)

	Total Indebtedness	Our Share of Indebtedness	Weighted Average Interest Rate	Weighted Average Years to Maturity
Consolidated Indebtedness
Mortgage Debt
Fixed Rate	$4,562,786	$4,285,024	6.19%	4.2
Floating Rate Debt (Swapped to Fixed)	300,000	300,000	3.02%	0.6
Floating Rate Debt (Hedged)(1)	92,850	92,850	3.36%	0.9
Floating Rate Debt	1,021,710	1,018,171	3.40%	3.5

Total Mortgage Debt	5,977,346	5,696,045	5.51%	4.0
Unsecured Debt
Fixed Rate	10,875,000	10,875,000	5.69%	5.1
Revolving Credit Facility—US Tranche	245,000	245,000	2.84%	2.5
Revolving Credit Facility—Yen Currency	229,031	229,031	1.09%	2.5
Revolving Credit Facility—Euro Currency	343,624	343,624	4.81%	2.5

Total Revolving Credit Facility	817,655	817,655	3.18%	2.5
Total Unsecured Debt	11,692,655	11,692,655	5.52%	4.9
Premium	48,041	47,350
Discount	(24,268)	(24,268)

Consolidated Mortgages and Other Indebtedness(2)	$17,693,774	$17,411,782	5.52%	4.6

Joint Venture Indebtedness
Mortgage Debt
Fixed Rate	$13,549,951	$5,258,855	5.80%	5.4
Floating Rate Debt (Swapped to Fixed)	200,000	100,000	2.65%	1.7
Floating Rate Debt (Hedged)(1)	735,706	318,692	3.85%	2.7
Floating Rate Debt	1,678,865	737,898	4.28%	4.1

Total Mortgage Debt	16,164,522	6,415,445	5.46%	5.1
Unsecured Fixed Rate Debt	100,000	50,000	7.38%	2.7
Unsecured Floating Rate Debt	129,078	63,248	5.24%	0.5

Total Unsecured Debt	229,078	113,248	6.18%	1.5
Premium	32,683	15,713
Discount	(4,938)	(2,462)

Joint Venture Mortgages and Other Indebtedness	$16,421,345	$6,541,944	5.47%	5.0

Our Share of Total Indebtedness		$23,953,726	5.50%	4.7
Summary of our share of Fixed and Variable Rate Debt
Consolidated
Fixed	88.9%	15,483,106	5.80%	4.9
Variable	11.1%	1,928,676	3.27%	3.0

	100.0%	17,411,782	5.52%	4.6
Joint Venture
Fixed	82.9%	5,422,106	5.81%	5.4
Variable	17.1%	1,119,838	4.00%	3.6

	100.0%	$6,541,944	5.47%	5.0

Total Debt		23,953,726

Total Fixed Debt	87.3%	20,905,212	5.83%	5.0

Total Variable Debt	12.7%	3,048,514	3.58%	3.2

(1)
These debt obligations are hedged by interest rate cap agreements.

(2)
Amounts give effect to outstanding derivative instruments as footnoted on the Summary of Indebtedness by Maturity.

 SIMON PROPERTY GROUP
Summary of Indebtedness by Maturity
As of June 30, 2008
(In thousands)

Property Name		Maturity Date	Interest Rate(1)	Interest Rate Type	Secured or Unsecured	Total Indebtedness	Our Share of Indebtedness
Consolidated Indebtedness:
Gilroy Premium Outlets	(9)	07/11/08	6.99%	Fixed	Secured	61,522	61,522
Kittery Premium Outlets	(9)	07/11/08	6.99%	Fixed	Secured	10,185	10,185
Lighthouse Place Premium Outlets	(9)	07/11/08	6.99%	Fixed	Secured	42,451	42,451
Waterloo Premium Outlets	(9)	07/11/08	6.99%	Fixed	Secured	34,191	34,191
Simon Property Group, LP (Sr. Notes)		08/28/08	5.38%	Fixed	Unsecured	150,000	150,000
Arsenal Mall—1		10/10/08	6.75%	Fixed	Secured	30,535	30,535
College Mall—1	(3)	01/01/09	7.00%	Fixed	Secured	30,069	30,069
College Mall—2	(3)	01/01/09	6.76%	Fixed	Secured	10,378	10,378
Greenwood Park Mall—1	(3)	01/01/09	7.00%	Fixed	Secured	25,184	25,184
Greenwood Park Mall—2	(3)	01/01/09	6.76%	Fixed	Secured	53,615	53,615
Towne East Square—1		01/01/09	7.00%	Fixed	Secured	41,803	41,803
Towne East Square—2		01/01/09	6.81%	Fixed	Secured	21,644	21,644
Woodland Hills Mall		01/01/09	7.00%	Fixed	Secured	79,391	74,999
Simon Property Group, LP (Sr. Notes)		01/30/09	3.75%	Fixed	Unsecured	300,000	300,000
Simon Property Group, LP (Sr. Notes)		02/09/09	7.13%	Fixed	Unsecured	300,000	300,000
Penn Square Mall		03/01/09	7.03%	Fixed	Secured	66,465	62,807
CPG Partners, LP (Sr. Notes)		03/15/09	3.50%	Fixed	Unsecured	100,000	100,000
Plaza Carolina—Fixed		05/09/09	5.10%	Fixed	Secured	91,206	91,206
Plaza Carolina—Variable Capped	(2)	05/09/09	3.36%	Variable	Secured	92,850	92,850
Plaza Carolina—Variable Floating	(2)	05/09/09	3.36%	Variable	Secured	55,710	55,710
Simon Property Group, LP (Sr. Notes)		07/15/09	7.00%	Fixed	Unsecured	150,000	150,000
CPG Partners, LP (Sr. Notes)		08/17/09	8.63%	Fixed	Unsecured	50,000	50,000
Bloomingdale Court	(8)	11/01/09	7.78%	Fixed	Secured	26,841	26,841
Forest Plaza	(8)	11/01/09	7.78%	Fixed	Secured	14,722	14,722
Lake View Plaza	(8)	11/01/09	7.78%	Fixed	Secured	19,569	19,569
Lakeline Plaza	(8)	11/01/09	7.78%	Fixed	Secured	21,455	21,455
Lincoln Crossing	(8)	11/01/09	7.78%	Fixed	Secured	2,963	2,963
Matteson Plaza	(8)	11/01/09	7.78%	Fixed	Secured	8,617	8,617
Muncie Plaza	(8)	11/01/09	7.78%	Fixed	Secured	7,451	7,451
Regency Plaza	(8)	11/01/09	7.78%	Fixed	Secured	4,040	4,040
St. Charles Towne Plaza	(8)	11/01/09	7.78%	Fixed	Secured	25,852	25,852
West Ridge Plaza	(8)	11/01/09	7.78%	Fixed	Secured	5,207	5,207
White Oaks Plaza	(8)	11/01/09	7.78%	Fixed	Secured	15,888	15,888
Simon Property Group, LP (Sr. Notes)		03/18/10	4.88%	Fixed	Unsecured	300,000	300,000
Simon Property Group, LP (Sr. Notes)		06/15/10	4.60%	Fixed	Unsecured	400,000	400,000
Mall of Georgia		07/01/10	7.09%	Fixed	Secured	186,960	186,960
University Park Mall	(2)	07/09/10	3.31%	Variable	Secured	100,000	100,000
SB Trolley Square Holding		08/01/10	9.03%	Fixed	Secured	27,955	27,955
Copley Place	(2)	08/01/10	3.11%	Variable	Secured	191,000	187,461

 SIMON PROPERTY GROUP
Summary of Indebtedness by Maturity
As of June 30, 2008
(In thousands)

Property Name		Maturity Date	Interest Rate(1)	Interest Rate Type	Secured or Unsecured		Total Indebtedness	Our Share of Indebtedness
Simon Property Group, LP (Sr. Notes)		08/15/10	4.88%	Fixed	Unsecured		400,000	400,000
Coral Square		10/01/10	8.00%	Fixed	Secured		83,825	81,495
Crystal River		11/11/10	7.63%	Fixed	Secured		15,028	15,028
Forum Shops at Caesars, The		12/01/10	4.78%	Fixed	Secured		529,116	529,116
Port Charlotte Town Center		12/11/10	7.98%	Fixed	Secured		51,263	41,010
Oxford Valley Mall		01/10/11	6.76%	Fixed	Secured		76,150	49,490
Revolving Credit Facility—USD	(2)	01/11/11	2.84%	Variable	Unsecured		245,000	245,000
Revolving Credit Facility—Yen Currency	(2)	01/11/11	1.09%	Variable	Unsecured	(14)	229,031	229,031
Revolving Credit Facility—Euro Currency	(2)	01/11/11	4.81%	Variable	Unsecured	(15)	343,624	343,624
Simon Property Group, LP (Sr. Notes)		01/20/11	7.75%	Fixed	Unsecured		200,000	200,000
CPG Partners, LP (Sr. Notes)		02/01/11	8.25%	Fixed	Unsecured		150,000	150,000
Simon Property Group, LP (Sr. Notes)		06/01/11	5.38%	Fixed	Unsecured		500,000	500,000
Henderson Square		07/01/11	6.94%	Fixed	Secured		14,733	11,193
Ingram Park Mall	(7)	08/11/11	6.99%	Fixed	Secured		77,787	77,787
Knoxville Center	(7)	08/11/11	6.99%	Fixed	Secured		58,905	58,905
Northlake Mall	(7)	08/11/11	6.99%	Fixed	Secured		67,953	67,953
Towne West Square	(7)	08/11/11	6.99%	Fixed	Secured		50,917	50,917
Simon Property Group, LP (Sr. Notes)		09/01/11	5.60%	Fixed	Unsecured		600,000	600,000
Gateway Shopping Center		10/01/11	5.89%	Fixed	Secured		87,000	84,213
Tacoma Mall		10/01/11	7.00%	Fixed	Secured		123,760	123,760
Simon Property Group, LP (Sr. Notes)		03/01/12	5.00%	Fixed	Unsecured		600,000	600,000
Secured Term Loan	(2)	03/05/12	3.16%	Variable	Secured		735,000	735,000
Simon Property Group, LP (Sr. Notes)		05/01/12	5.75%	Fixed	Unsecured		400,000	400,000
Gwinnett Place		06/08/12	5.68%	Fixed	Secured		115,000	86,250
Town Center at Cobb		06/08/12	5.74%	Fixed	Secured		280,000	210,000
CPG Partners, LP (Sr. Notes)		06/15/12	6.88%	Fixed	Unsecured		100,000	100,000
Simon Property Group, LP (Sr. Notes)		08/28/12	6.35%	Fixed	Unsecured		350,000	350,000
Anderson Mall		10/10/12	6.20%	Fixed	Secured		27,984	27,984
Century III Mall	(5)	10/10/12	6.20%	Fixed	Secured		82,606	82,606
Crossroads Mall		10/10/12	6.20%	Fixed	Secured		41,489	41,489
Forest Mall	(6)	10/10/12	6.20%	Fixed	Secured		16,614	16,614
Highland Lakes Center	(5)	10/10/12	6.20%	Fixed	Secured		15,315	15,315
Longview Mall	(5)	10/10/12	6.20%	Fixed	Secured		31,093	31,093
Markland Mall	(6)	10/10/12	6.20%	Fixed	Secured		21,998	21,998
Midland Park Mall	(6)	10/10/12	6.20%	Fixed	Secured		32,114	32,114
Palm Beach Mall		10/10/12	6.20%	Fixed	Secured		51,374	51,374
Richmond Towne Square	(6)	10/10/12	6.20%	Fixed	Secured		45,108	45,108
CPG Partners, LP (Sr. Notes)		01/15/13	6.00%	Fixed	Unsecured		150,000	150,000
Factory Stores of America—Boaz	(10)	03/10/13	9.10%	Fixed	Secured		2,698	2,698
The Factory Shoppes at Branson Meadows	(10)	03/10/13	9.10%	Fixed	Secured		9,226	9,226

 SIMON PROPERTY GROUP
Summary of Indebtedness by Maturity
As of June 30, 2008
(In thousands)

Property Name		Maturity Date	Interest Rate(1)	Interest Rate Type	Secured or Unsecured	Total Indebtedness	Our Share of Indebtedness
MacGregor Village	(10)	03/10/13	9.10%	Fixed	Secured	6,644	6,644
Factory Stores of America—Georgetown	(10)	03/10/13	9.10%	Fixed	Secured	6,394	6,394
Factory Stores of America—Graceville	(10)	03/10/13	9.10%	Fixed	Secured	1,900	1,900
Dare Centre	(10)	03/10/13	9.10%	Fixed	Secured	1,652	1,652
Factory Stores of America—Lebanon	(10)	03/10/13	9.10%	Fixed	Secured	1,597	1,597
Factory Stores of America—Nebraska City	(10)	03/10/13	9.10%	Fixed	Secured	1,499	1,499
North Ridge Shopping Center	(10)	03/10/13	9.10%	Fixed	Secured	8,115	8,115
Factory Stores of America—Story City	(10)	03/10/13	9.10%	Fixed	Secured	1,854	1,854
Carolina Premium Outlets—Smithfield	(10)	03/10/13	9.10%	Fixed	Secured	19,837	19,837
The Crossings Premium Outlets		03/13/13	5.85%	Fixed	Secured	54,699	54,699
Simon Property Group, LP (Sr. Notes)		03/15/13	5.45%	Fixed	Unsecured	200,000	200,000
Simon Property Group, LP (Sr. Notes)		05/30/13	5.30%	Fixed	Unsecured	700,000	700,000
Battlefield Mall		07/01/13	4.60%	Fixed	Secured	95,383	95,383
Stanford Shopping Center	(2)	07/11/13	4.61%	Variable	Secured	240,000	240,000
Retail Property Trust (Sr. Notes)		09/01/13	7.18%	Fixed	Unsecured	75,000	75,000
Simon Property Group, LP (Sr. Notes)		01/30/14	4.90%	Fixed	Unsecured	200,000	200,000
Northfield Square		02/11/14	6.05%	Fixed	Secured	29,410	9,294
Montgomery Mall		05/11/14	5.17%	Fixed	Secured	90,249	54,149
SB Boardman Plaza Holdings		07/01/14	5.94%	Fixed	Secured	23,353	23,353
Desoto Square		07/01/14	5.89%	Fixed	Secured	64,153	64,153
Upper Valley Mall		07/01/14	5.89%	Fixed	Secured	47,904	47,904
Washington Square		07/01/14	5.94%	Fixed	Secured	30,376	30,376
West Ridge Mall		07/01/14	5.89%	Fixed	Secured	68,711	68,711
Chesapeake Square		08/01/14	5.84%	Fixed	Secured	71,384	53,538
Brunswick Square		08/11/14	5.65%	Fixed	Secured	84,024	84,024
Simon Property Group, LP (Sr. Notes)		08/15/14	5.63%	Fixed	Unsecured	500,000	500,000
DeKalb Plaza		01/01/15	5.28%	Fixed	Secured	3,131	1,576
Simon Property Group, LP (Sr. Notes)		06/15/15	5.10%	Fixed	Unsecured	600,000	600,000
Simon Property Group, LP (Sr. Notes)		12/01/15	5.75%	Fixed	Unsecured	600,000	600,000
Retail Property Trust (Sr. Notes)		03/15/16	7.88%	Fixed	Unsecured	250,000	250,000
Simon Property Group, LP (Sr. Notes)		05/01/16	6.10%	Fixed	Unsecured	400,000	400,000
Arsenal Mall—2		05/05/16	8.20%	Fixed	Secured	1,145	1,145
Las Americas Premium Outlets		06/11/16	5.84%	Fixed	Secured	180,000	180,000
White Oaks Mall		11/01/16	5.54%	Fixed	Secured	50,000	38,730
Simon Property Group, LP (Sr. Notes)		12/01/16	5.25%	Fixed	Unsecured	650,000	650,000
Simon Property Group, LP (Sr. Notes)		03/01/17	5.88%	Fixed	Unsecured	500,000	500,000
Wolfchase Galleria		04/01/17	5.64%	Fixed	Secured	225,000	212,616
Valle Vista Mall		05/10/17	5.35%	Fixed	Secured	40,000	40,000
Summit Mall		06/10/17	5.42%	Fixed	Secured	65,000	65,000
Independence Center		07/10/17	5.94%	Fixed	Secured	200,000	200,000

 SIMON PROPERTY GROUP
Summary of Indebtedness by Maturity
As of June 30, 2008
(In thousands)

Property Name		Maturity Date	Interest Rate(1)	Interest Rate Type	Secured or Unsecured		Total Indebtedness	Our Share of Indebtedness
Bangor Mall		10/01/17	6.15%	Fixed	Secured		80,000	53,880
Simon Property Group, LP (Sr. Notes)		05/30/18	6.13%	Fixed	Unsecured		800,000	800,000
Simon Property Group, LP (Sr. Notes)		06/15/18	7.38%	Fixed	Unsecured		200,000	200,000
Sunland Park Mall		01/01/26	8.63%	Fixed	Secured		34,156	34,156

Total Consolidated Indebtedness at Face Value							17,670,001	17,388,700

Premium							48,041	47,350
Discount							(24,268)	(24,268)

Total Consolidated Indebtedness							17,693,774	17,411,782

Joint Venture Indebtedness
Great Mall of the Bay Area		09/01/08	4.80%	Fixed	Secured		175,000	41,843
Grapevine Mills		10/01/08	6.47%	Fixed	Secured		144,232	28,486
Mall of New Hampshire—1		10/01/08	6.96%	Fixed	Secured		93,879	46,130
Mall of New Hampshire—2		10/01/08	8.53%	Fixed	Secured		7,838	3,851
Fashion Valley Mall—1		10/11/08	6.49%	Fixed	Secured		154,349	77,175
Fashion Valley Mall—2		10/11/08	6.58%	Fixed	Secured		29,124	14,562
Whitehall Mall		11/01/08	6.77%	Fixed	Secured		12,448	4,729
Grapevine Mills II		11/05/08	8.39%	Fixed	Secured		13,539	2,674
Ontario Mills		12/01/08	6.75%	Fixed	Secured		126,930	31,733
Galleria Commerciali Italia—Facility C		12/22/08	5.24%	Variable	Unsecured	(11)	129,078	63,248
Ontario Mills II		01/05/09	8.01%	Fixed	Secured		9,765	2,441
Source, The		03/11/09	6.65%	Fixed	Secured		124,000	31,000
Shops at Sunset Place, The	(2)	05/09/09	3.21%	Variable	Secured		85,705	32,139
Seminole Towne Center	(2)	07/09/09	3.11%	Variable	Secured		70,000	31,500
Fashion Centre Pentagon Office	(2)	07/09/09	3.21%	Variable	Secured		40,000	17,000
Briarwood Mall—2		09/01/09	5.11%	Fixed	Secured		1,131	283
Apple Blossom Mall		09/10/09	7.99%	Fixed	Secured		37,412	18,383
Auburn Mall		09/10/09	7.99%	Fixed	Secured		43,799	21,522
Falls, The		11/01/09	4.34%	Fixed	Secured		148,200	37,050
Stoneridge Shopping Center	(16)	11/01/09	4.69%	Fixed	Secured		293,800	73,450
Briarwood Mall—1		11/01/09	3.93%	Fixed	Secured		192,402	48,101
Meadowood Mall	(2)(16)	11/01/09	5.19%	Fixed	Secured		182,000	45,500
Colorado Mills	(16)	11/12/09	6.18%	Fixed	Secured		170,000	33,057
Mall at Chestnut Hill		02/01/10	8.45%	Fixed	Secured		13,856	6,543
Southdale Center		04/01/10	5.18%	Fixed	Secured		186,550	93,275

 SIMON PROPERTY GROUP
Summary of Indebtedness by Maturity
As of June 30, 2008
(In thousands)

Property Name		Maturity Date	Interest Rate(1)	Interest Rate Type	Secured or Unsecured		Total Indebtedness	Our Share of Indebtedness
Cobblestone Court		04/16/10	3.46%	Variable	Secured		2,693	1,347
Westchester, The		06/01/10	4.86%	Fixed	Secured		500,000	200,000
Lakeforest Mall		07/08/10	4.90%	Fixed	Secured		141,050	35,263
Coddingtown Mall		07/14/10	3.61%	Variable	Secured		15,500	15,500
Lehigh Valley Mall	(2)	08/09/10	3.02%	Variable	Secured		150,000	56,415
Arizona Mills		10/05/10	7.90%	Fixed	Secured		135,096	33,774
Net Leases I		10/10/10	7.96%	Fixed	Secured		26,501	13,250
Springfield Mall	(2)	12/01/10	3.56%	Variable	Secured		76,500	29,062
Florida Mall, The		12/10/10	7.55%	Fixed	Secured		248,931	124,466
Galleria Commerciali Italia—Catania		12/17/10	5.69%	Variable	Secured	(11)	32,298	15,826
SouthPark Residential	(2)	12/31/10	3.86%	Variable	Secured		41,141	16,456
Domain Residential	(2)	03/03/11	3.61%	Variable	Secured		29,925	14,963
Atrium at Chestnut Hill		03/11/11	6.89%	Fixed	Secured		44,981	22,103
Cape Cod Mall		03/11/11	6.80%	Fixed	Secured		91,361	44,893
TMLP Trust Preferred Unsecured Securities		03/30/11	7.38%	Fixed	Unsecured		100,000	50,000
Bay 1 (Torcy)		05/31/11	5.65%	Fixed	Secured	(12)	22,225	11,113
Firewheel Residential	(2)	06/20/11	4.31%	Variable	Secured		20,404	10,202
Bay 2 (Torcy)		06/30/11	5.65%	Fixed	Secured	(12)	82,919	41,459
Highland Mall		07/10/11	6.83%	Fixed	Secured		65,333	32,667
Villabe A6—Bel'Est		08/31/11	5.95%	Fixed	Secured	(12)	13,857	6,928
Wilenska Station Shopping Center		08/31/11	6.35%	Fixed	Secured	(12)	47,294	23,647
Hyatt Coconut	(2)	09/09/11	4.09%	Variable	Secured		2,781	1,391
Fashion Centre Pentagon Retail		09/11/11	6.63%	Fixed	Secured		153,312	65,158
Denver West Village		10/01/11	8.15%	Fixed	Secured		22,352	4,191
Toki Premium Outlets		10/31/11	1.47%	Variable	Secured	(13)	19,713	7,885
Shops at Riverside, The	(2)	11/14/11	3.26%	Variable	Secured		138,000	69,000
Discover Mills—1		12/11/11	7.32%	Fixed	Secured		23,700	1,684
Discover Mills—2		12/11/11	6.08%	Fixed	Secured		135,000	9,592
Galleria Commerciali Italia—Facility A	(2)	12/22/11	6.00%	Fixed	Secured	(11)	428,176	209,806
Galleria Commerciali Italia—Facility B		12/22/11	6.10%	Fixed	Secured	(11)	376,688	184,577
St. Louis Mills		01/08/12	6.39%	Fixed	Secured		90,000	26,829
Kobe Premium Outlets		01/31/12	1.37%	Fixed	Secured	(13)	18,855	7,542
Dover Mall & Commons	(2)(4)	02/01/12	4.41%	Variable	Secured		83,756	28,515
Esplanade, The	(2)(4)	02/01/12	4.41%	Variable	Secured		75,136	37,568
Galleria at White Plains	(2)(4)	02/01/12	4.41%	Variable	Secured		125,566	62,783
Northpark Mall—Mills	(2)(4)	02/01/12	4.41%	Variable	Secured		105,543	52,772
Dadeland Mall		02/11/12	6.75%	Fixed	Secured		185,151	92,576
Square One		03/11/12	6.73%	Fixed	Secured		88,101	43,291
Southridge Mall		04/01/12	5.23%	Fixed	Secured		124,000	62,000
Hamilton Town Center		05/29/12	4.06%	Variable	Secured		75,379	37,690
Arkadia Shopping Center		05/31/12	5.90%	Fixed	Secured	(12)	161,619	80,810

 SIMON PROPERTY GROUP
Summary of Indebtedness by Maturity
As of June 30, 2008
(In thousands)

Property Name		Maturity Date	Interest Rate(1)	Interest Rate Type	Secured or Unsecured		Total Indebtedness	Our Share of Indebtedness
Mills Senior Loan Facility	(2)	06/07/12	3.71%	Variable	Secured		755,000	377,500
Marley Station		07/01/12	4.89%	Fixed	Secured		114,400	28,600
Hilltop Mall		07/08/12	4.99%	Fixed	Secured		64,350	16,088
Crystal Mall		09/11/12	5.62%	Fixed	Secured		97,350	72,593
Concord Mills Mall		12/07/12	6.13%	Fixed	Secured		168,278	33,235
Katy Mills		01/09/13	6.69%	Fixed	Secured		147,086	18,386
Del Amo	(2)	01/23/13	3.96%	Variable	Secured		335,000	83,750
Gotemba Premium Outlets—Variable		02/28/13	1.49%	Variable	Secured	(13)	73,266	29,306
Emerald Square Mall		03/01/13	5.13%	Fixed	Secured		133,399	65,549
Avenues, The		04/01/13	5.29%	Fixed	Secured		73,522	18,381
Circle Centre Mall		04/11/13	5.02%	Fixed	Secured		73,581	10,794
Solomon Pond		08/01/13	3.97%	Fixed	Secured		110,364	54,230
Tosu Premium Outlets		08/24/13	2.21%	Fixed	Secured	(13)	21,261	8,504
Miami International Mall		10/01/13	5.35%	Fixed	Secured		95,344	45,552
Liberty Tree Mall		10/11/13	5.22%	Fixed	Secured		35,000	17,198
Galleria Commerciali Italia—Giugliano A		10/20/13	5.75%	Variable	Secured	(11)	42,657	20,902
Galleria Commerciali Italia—Giugliano B		10/20/13	5.75%	Variable	Secured	(11)	42,133	20,645
Galleria Commerciali Italia—Giugliano C		10/20/13	6.15%	Variable	Secured	(11)	18,485	9,058
Mall at Tuttle Crossing		11/05/13	5.05%	Fixed	Secured		117,319	29,330
Arundel Marketplace		01/01/14	5.92%	Fixed	Secured		11,694	2,310
Concord Marketplace		02/01/14	5.76%	Fixed	Secured		13,609	6,805
Northshore Mall		03/11/14	5.03%	Fixed	Secured		206,360	101,400
Sawgrass Mills		07/01/14	5.82%	Fixed	Secured		820,000	410,000
Arundel Mills		08/01/14	6.14%	Fixed	Secured		385,000	114,056
Block at Orange		10/01/14	6.25%	Fixed	Secured		220,000	55,000
Opry Mills		10/10/14	6.16%	Fixed	Secured		280,000	68,600
Gotemba Premium Outlets—Fixed		10/25/14	2.00%	Fixed	Secured	(13)	11,344	4,538
Indian River Commons		11/01/14	5.21%	Fixed	Secured		9,645	4,823
Indian River Mall		11/01/14	5.21%	Fixed	Secured		65,355	32,678
Rinku Premium Outlets		11/25/14	2.20%	Fixed	Secured	(13)	36,238	14,495
St. Johns Town Center		03/11/15	5.06%	Fixed	Secured		170,000	85,000
Galleria Commerciali Italia—Cinisello		03/31/15	5.70%	Variable	Secured	(11)	157,990	77,415
St. John's Town Center Phase II	(2)(16)	05/10/15	5.50%	Fixed	Secured		77,500	38,750
Gaitway Plaza		07/01/15	4.60%	Fixed	Secured		13,900	3,243
Plaza at Buckland Hills, The		07/01/15	4.60%	Fixed	Secured		24,800	8,680
Ridgewood Court		07/01/15	4.60%	Fixed	Secured		14,650	5,128
Village Park Plaza		07/01/15	4.60%	Fixed	Secured		29,850	10,448
West Town Corners		07/01/15	4.60%	Fixed	Secured		18,800	4,388
Clay Terrace		10/01/15	5.08%	Fixed	Secured		115,000	57,500
Houston Galleria—1		12/01/15	5.44%	Fixed	Secured		643,583	202,632

 SIMON PROPERTY GROUP
Summary of Indebtedness by Maturity
As of June 30, 2008
(In thousands)

Property Name	Maturity Date	Interest Rate(1)	Interest Rate Type	Secured or Unsecured		Total Indebtedness	Our Share of Indebtedness
Houston Galleria—2	12/01/15	5.44%	Fixed	Secured		177,417	55,860
Smith Haven Mall	03/01/16	5.16%	Fixed	Secured		180,000	45,000
Quaker Bridge Mall	04/01/16	7.03%	Fixed	Secured		20,310	7,716
Eastland Mall	06/01/16	5.79%	Fixed	Secured		168,000	84,000
Empire Mall	06/01/16	5.79%	Fixed	Secured		176,300	88,150
Granite Run Mall	06/01/16	5.83%	Fixed	Secured		119,048	59,524
Mesa Mall	06/01/16	5.79%	Fixed	Secured		87,250	43,625
Rushmore Mall	06/01/16	5.79%	Fixed	Secured		94,000	47,000
Southern Hills Mall	06/01/16	5.79%	Fixed	Secured		101,500	50,750
Valley Mall	06/01/16	5.83%	Fixed	Secured		46,350	23,175
Greendale Mall	10/01/16	6.00%	Fixed	Secured		45,000	22,112
Coconut Point	12/10/16	5.83%	Fixed	Secured		230,000	115,000
King of Prussia Mall—1	01/01/17	7.49%	Fixed	Secured		146,384	18,078
King of Prussia Mall—2	01/01/17	8.53%	Fixed	Secured		10,231	1,264
Mall at Rockingham	03/10/17	5.61%	Fixed	Secured		260,000	63,879
Changshu SZITIC	04/10/17	8.61%	Fixed	Secured		36,122	11,740
Liberty Plaza	06/01/17	5.68%	Fixed	Secured		43,000	21,500
Franklin Mills	06/01/17	5.65%	Fixed	Secured		290,000	145,000
Hangzhou	06/15/17	8.61%	Fixed	Secured		36,050	11,716
Gurnee Mills	07/01/17	5.77%	Fixed	Secured		321,000	160,500
Potomac Mills	07/11/17	5.83%	Fixed	Secured		410,000	205,000
West Town Mall	12/01/17	6.34%	Fixed	Secured		210,000	105,000
Aventura Mall	12/11/17	5.91%	Fixed	Secured		430,000	143,333
Zhengzhou	04/28/18	8.61%	Fixed	Secured		41,818	13,591
Sano Premium Outlets	05/31/18	1.69%	Fixed	Secured	(13)	43,960	17,584
Net Leases II	01/10/23	9.35%	Fixed	Secured		20,873	10,437

Total Joint Venture Indebtedness at Face Value						16,393,600	6,528,693

Premium						32,683	15,713
Discount						(4,938)	(2,462)

Total Joint Venture Indebtedness						16,421,345	6,541,944	(17)

Our Share of Total Indebtedness							23,953,726

(Footnotes on following page)

 SIMON PROPERTY GROUP
Summary of Indebtedness by Maturity
As of June 30, 2008
(In thousands)

(Footnotes for preceeding pages)

Footnotes:

(1)
Variable rate debt interest rates are based on the following base rates as of June 30, 2008: LIBOR at 2.46%; EURIBOR at 4.44%; and YEN LIBOR at .72%.

(2)
Includes applicable extensions available at our option.

(3)
These two properties are secured by cross-collateralized and cross-defaulted mortgages.

(4)
These four properties are secured by cross-collateralized and cross-defaulted mortgages.

(5)
These three properties are secured by cross-collateralized and cross-defaulted mortgages.

(6)
These four properties are secured by cross-collateralized and cross-defaulted mortgages.

(7)
These four properties are secured by cross-collateralized and cross-defaulted mortgages.

(8)
These eleven properties are secured by cross-collateralized and cross-defaulted mortgages.

(9)
These four properties are secured by cross-collateralized and cross-defaulted mortgages. We completed a refinancing of these properties in July 2008 and the loans now mature 7/10/12. As a result of the refinancing, Gilroy Premium Outlets is unencumbered.

(10)
These eleven properties are secured by cross-collateralized and cross-defaulted mortgages.

(11)
Amounts shown in USD Equivalent. Euro equivalent is 777.0 million. Associated with Facility A and B and Giugliano are interest rate swap agreements with a total combined 544.8 million euros notional amount that effectively fixes Facility A and B and Giugliano at 5.18%.

(12)
Amounts shown in USD Equivalent. Euro equivalent is 207.6 million. Associated with these loans are interest rate swap agreements with a total combined 199.3 million euros notional amount that effectively fix these loans at a combined 4.75%.

(13)
Amounts shown in USD Equivalent. Yen equivalent is 23,701.7 million.

(14)
Amounts shown in USD Equivalent. Balance includes borrowings on multi-currency tranche of Yen 24,325.4 million.

(15)
Amounts shown in USD Equivalent. Balance includes borrowings on multi-currency tranche of Euro 217.5 million.

(16)
Through an interest rate swap agreement, interest is essentially fixed at the all-in rate presented.

(17)
Our share of indebtedness for joint ventures excludes our share of indebtedness of $161.6 million in joint venture entities in which Gallerie Commerciali Italia holds a non-controlling interest.

 SIMON PROPERTY GROUP

Unencumbered Assets

As of June 30, 2008

Property Name	City	State
Regional Malls:
McCain Mall	N. Little Rock	AR
Brea Mall	Brea	CA
Laguna Hills Mall	Laguna Hills	CA
Santa Rosa Plaza	Santa Rosa	CA
Shops at Mission Viejo, The	Mission Viejo	CA
Westminster Mall	Westminster	CA
Town Center at Aurora	Aurora	CO
Boynton Beach Mall	Boynton Beach	FL
Cordova Mall	Pensacola	FL
Edison Mall	Fort Meyers	FL
Gulf View Square	Port Richey	FL
Lake Square Mall	Leesburg	FL
Melbourne Square	Melbourne	FL
Orange Park Mall	Orange Park	FL
Paddock Mall	Ocala	FL
Town Center at Boca Raton	Boca Raton	FL
Treasure Coast Square	Jensen Beach	FL
Tyrone Square	St. Petersburg	FL
Lenox Square	Atlanta	GA
Phipps Plaza	Atlanta	GA
Lindale Mall	Cedar Rapids	IA
NorthPark Mall	Davenport	IA
SouthRidge Mall	Des Moines	IA
Lincolnwood Town Center	Lincolnwood	IL
Northwoods Shopping Center	Peoria	IL
Orland Square	Orland Park	IL
River Oaks Center	Calumet City	IL
SouthPark Mall	Moline	IL
Castleton Square Mall	Indianapolis	IN
Fashion Mall at Keystone, The	Indianapolis	IN
Muncie Mall	Muncie	IN
Tippecanoe Mall	Lafayette	IN
Prien Lake Mall	Lake Charles	LA

 SIMON PROPERTY GROUP

Unencumbered Assets

As of June 30, 2008

Property Name	City	State
Regional Malls:
Burlington Mall	Burlington	MA
South Shore Plaza	Braintree	MA
Bowie Town Center	Bowie	MD
St. Charles Towne Center	Waldorf	MD
Maplewood Mall	Minneapolis	MN
Miller Hill Mall	Duluth	MN
SouthPark	Charlotte	NC
Pheasant Lane(1)	Nashua	NH
Livingston Mall	Livingston	NJ
Menlo Park Mall	Edison	NJ
Ocean County Mall	Toms River	NJ
Rockaway Townsquare	Rockaway	NJ
Cottonwood Mall	Albuquerque	NM
Chautauqua Mall	Lakewood	NY
Nanuet Mall	Nanuet	NY
Jefferson Valley Mall	Yorktown Heights	NY
Roosevelt Field	Garden City	NY
Walt Whitman Mall	Huntington Station	NY
Great Lakes Mall	Mentor	OH
Lima Mall	Lima	OH
Southern Park Mall	Boardman	OH
Ross Park Mall	Pittsburgh	PA
South Hills Village	Pittsburgh	PA
Haywood Mall	Greenville	SC
Oak Court Mall	Memphis	TN
Barton Creek Square	Austin	TX
Broadway Square	Tyler	TX
Domain, The	Austin	TX
Cielo Vista	El Paso	TX
Firewheel Town Center	Garland	TX
Irving Mall	Irving	TX
La Plaza Mall	McAllen	TX
Lakeline Mall	Cedar Park	TX
North East Mall	Hurst	TX
Richardson Square Mall	Richardson	TX

 SIMON PROPERTY GROUP

Unencumbered Assets

As of June 30, 2008

Property Name	City	State
Rolling Oaks Mall	San Antonio	TX
Charlottesville Fashion Square	Charlottesville	VA
Virginia Center Commons	Glen Allen	VA
Columbia Center	Kennewick	WA
Northgate Mall	Seattle	WA
Bay Park Square	Green Bay	WI
Premium Outlet Centers:
Camarillo Premium Outlets	Camarillo	CA
Carlsbad Premium Outlets	Carlsbad	CA
Desert Hills Premium Outlets	Cabazon	CA
Folsom Premium Outlets	Folsom	CA
Napa Premium Outlets	Napa	CA
Petaluma Village Premium Outlets	Petaluma	CA
Vacaville Premium Outlets	Vacaville	CA
Clinton Crossing Premium Outlets	Clinton	CT
Orlando Premium Outlets	Orlando	FL
St. Augustine Premium Outlets	St. Augustine	FL
North Georgia Premium Outlets	Dawsonville	GA
Waikele Premium Outlets	Waipahu	HI
Chicago Premium Outlets	Aurora	IL
Edinburgh Premium Outlets	Edinburgh	IN
Wrentham Village Premium Outlets	Wrentham	MA
Albertville Premium Outlets	Albertville	MN
Osage Beach Premium Outlets	Osage Beach	MO
Jackson Premium Outlets	Jackson	NJ
Liberty Village Premium Outlets	Flemington	NJ
Las Vegas Outlet Center	Las Vegas	NV
Las Vegas Premium Outlets	Las Vegas	NV
Woodbury Common Premium Outlets	Central Valley	NY

 SIMON PROPERTY GROUP

Unencumbered Assets

As of June 30, 2008

Property Name	City	State
Aurora Farms Premium Outlets	Aurora	OH
Columbia Gorge Premium Outlets	Troutdale	OR
Philadelphia Premium Outlets	Limerick	PA
Allen Premium Outlets	Allen	TX
Houston Premium Outlets	Cypress	TX
Rio Grande Valley Premium Outlets	Mercedes	TX
Round Rock Premium Outlets	Austin	TX
Leesburg Corner Premium Outlets	Leesburg	VA
Seattle Premium Outlets	Seattle	WA
Johnson Creek Premium Outlets	Johnson Creek	WI
The Mills:
Cincinnati Mills	Cincinnati	OH
Community/Lifestyle Centers:
Pier Park	Panama City Beach	FL
Royal Eagle Plaza	Coral Springs	FL
Terrace at Florida Mall	Orlando	FL
Waterford Lakes Town Center	Orlando	FL
Westland Park Plaza	Orange Park	FL
Mall of Georgia Crossing	Atlanta	GA
Countryside Plaza	Countryside	IL
Crystal Court	Crystal Lake	IL
Lake Plaza	Waukegan	IL
North Ridge Plaza	Joliet	IL
Willow Knolls Court	Peoria	IL
Brightwood Plaza	Indianapolis	IN
Eastland Convenience Center	Evansville	IN
Greenwood Plus	Greenwood	IN
Keystone Shoppes	Indianapolis	IN
Markland Plaza	Kokomo	IN
New Castle Plaza	New Castle	IN
Northwood Plaza	Fort Wayne	IN
Teal Plaza	Lafayette	IN
Tippecanoe Plaza	Lafayette	IN
University Center	Mishawaka	IN
Washington Plaza	Indianapolis	IN
Park Plaza	Hopkinsville	KY

 SIMON PROPERTY GROUP

Unencumbered Assets

As of June 30, 2008

Property Name	City	State
Rockaway Convenience Center	Rockaway	NJ
Rockaway Town Plaza	Rockaway	NJ
Great Lakes Plaza	Mentor	OH
Lima Center	Lima	OH
Eastland Plaza	Tulsa	OK
Lincoln Plaza	Langhorne	PA
Charles Towne Square	Charleston	SC
Empire East	Sioux Falls	SD
Knoxville Commons	Knoxville	TN
The Arboretum	Austin	TX
Ingram Plaza	San Antonio	TX
Palms Crossing	McAllen	TX
Shops at North East Mall	Hurst	TX
Wolf Ranch Town Center	Georgetown	TX
Chesapeake Center	Chesapeake	VA
Fairfax Court	Fairfax	VA
Martinsville Plaza	Martinsville	VA
Other:
University Mall	Pensacola	FL
Factory Merchants Branson	Branson	MO
Crossville Outlet Center	Crossville	TN
Raleigh Springs Mall	Memphis	TN
Factory Stores at North Bend	North Bend	WA

(1)
The Operating Partnership owns a mortgage note that encumbers Pheasant Lane Mall that entitles it to 100% of the economics of this property.

 SIMON PROPERTY GROUP
Preferred Stock/Units Outstanding
As of June 30, 2008
($ in 000's, except per share amounts)

Issuer	Description	Number of Shares/Units	Per Share Liquidation Preference	Aggregate Liquidation Preference	Ticker Symbol
Preferred Stock:
Simon Property Group, Inc.	Series I 6% Convertible Perpetual Preferred(1)	14,009,723	$50	$700,486	SPGPrI
Simon Property Group, Inc.	Series J 8.375% Cumulative Redeemable(2)	796,948	$50	$39,847	SPGPrJ
Preferred Units:
Simon Property Group, L.P.	Series C 7% Cumulative Convertible(3)	100,818	$28	$2,823	N/A
Simon Property Group, L.P.	Series D 8% Cumulative Redeemable(4)	1,356,814	$30	$40,704	N/A
Simon Property Group, L.P.	Series I 6% Convertible Perpetual(5)	1,631,399	$50	$81,570	N/A
Simon Property Group, L.P.	7.50% Cumulative Redeemable(6)	255,373	$100	$25,537	N/A
Simon Property Group, L.P.	7.75%/8.00% Cumulative Redeemable(7)	850,698	$100	$85,070	N/A

(1)
Each share was convertible into 0.795749 of a share of common stock during the period beginning on April 1, 2008 and ending on June 30, 2008. Each share is convertible into 0.798212 of a share of common stock during the period beginning on July 1, 2008 and ending on September 30, 2008. The shares are redeemable on or after October 14, 2009, in whole or in part, for cash only at a liquidation preference of $50 per share, if the closing price per share of common stock exceeds 130% of the applicable conversion price for 20 trading days within a period of 30 consecutive trading days ending on the trading day before notice of redemption is issued. The shares are traded on the New York Stock Exchange. The closing price on June 30, 2008 was $72.58 per share.

(2)
Each share is redeemable on or after October 15, 2027. The shares are traded on the New York Stock Exchange. The closing price on June 30, 2008 was $59.26 per share.

(3)
Each unit is convertible into 0.75676 of a share of common stock. Each unit is redeemable on or after August 27, 2009.

(4)
Each unit is redeemable on or after August 27, 2009.

(5)
Each unit was convertible into 0.795749 of a share of common stock during the period beginning on April 1, 2008 and ending on June 30, 2008. Each unit is convertible into 0.798212 of a share of common stock during the period beginning on July 1, 2008 and ending on September 30, 2008. Each unit may be exchanged for a share of Series I 6% Convertible Perpetual Preferred stock or cash, at our option.

(6)
Each unit is redeemable on or after November 10, 2013 or earlier upon the occurrence of certain tax triggering events.

(7)
Each unit is redeemable on or after January 1, 2011 or earlier upon the occurrence of certain tax triggering events.

QuickLinks

  Exhibit 99.1
SIMON PROPERTY GROUP Overview
SIMON PROPERTY GROUP Overview
Simon Property Group Ownership Structure(1) June 30, 2008
SIMON PROPERTY GROUP Changes in Company Common Share and Operating Partnership Unit Ownership For the Period from December 31, 2007 through June 30, 2008
SIMON PROPERTY GROUP Selected Financial and Equity Information As of June 30, 2008 Unaudited (In thousands, except as noted)
SIMON PROPERTY GROUP Unaudited Pro-Rata Statement of Operations For The Three Months Ended June 30, 2008
SIMON PROPERTY GROUP Unaudited Pro-Rata Statement of Operations For The Six Months Ended June 30, 2008
SIMON PROPERTY GROUP Unaudited Pro-Rata Balance Sheet As of June 30, 2008
SIMON PROPERTY GROUP Reconciliation of Net Income to NOI As of June 30, 2008 (in thousands, except as noted)
SIMON PROPERTY GROUP NOI Composition(1) For the Six Months Ended June 30, 2008
SIMON PROPERTY GROUP Analysis of Other Income and Other Expense As of June 30, 2008 (In thousands)
SIMON PROPERTY GROUP U.S. Portfolio GLA As of June 30, 2008
SIMON PROPERTY GROUP U.S. Regional Mall Operational Information(1) As of June 30, 2008
SIMON PROPERTY GROUP U.S. Regional Mall Lease Expirations(1)(2) As of June 30, 2008
SIMON PROPERTY GROUP U.S. Regional Mall Top Tenants(1) As of June 30, 2008
SIMON PROPERTY GROUP U.S. Regional Mall Anchor/Big Box Openings(1) 2008-2011
SIMON PROPERTY GROUP U.S. Regional Mall Anchor/Big Box Openings(1) 2008-2011
SIMON PROPERTY GROUP U.S. Regional Mall Property Listing(1)
SIMON PROPERTY GROUP U.S. Premium Outlet Centers Operational Information As of June 30, 2008
SIMON PROPERTY GROUP U.S. Premium Outlet Centers Lease Expirations(1) As of June 30, 2008
SIMON PROPERTY GROUP U.S. Premium Outlet Centers Top Tenants As of June 30, 2008
SIMON PROPERTY GROUP U.S. Premium Outlet Centers Property Listing
SIMON PROPERTY GROUP U.S. Community/Lifestyle Centers Operational Information(1) As of June 30, 2008
SIMON PROPERTY GROUP U.S. Community/Lifestyle Centers Lease Expirations(1)(2) As of June 30, 2008
SIMON PROPERTY GROUP U.S. Community/Lifestyle Centers Top Tenants(1) As of June 30, 2008
SIMON PROPERTY GROUP U.S. Community/Lifestyle Centers Property Listing(1)
SIMON PROPERTY GROUP U.S. Mills Portfolio Operational Information As of June 30, 2008
SIMON PROPERTY GROUP U.S. Mills Portfolio Property Listing
SIMON PROPERTY GROUP International Operational Information(1) As of June 30, 2008
SIMON PROPERTY GROUP International Property Listing
SIMON PROPERTY GROUP International Property Listing
SIMON PROPERTY GROUP International Property Listing
SIMON PROPERTY GROUP Capital Expenditures For the Six Months Ended June 30, 2008 (In thousands)
SIMON PROPERTY GROUP Total Debt Amortization and Maturities by Year (Our Share) As of June 30, 2008 (In thousands)
SIMON PROPERTY GROUP Summary of Indebtedness As of June 30, 2008 (In thousands)
SIMON PROPERTY GROUP Summary of Indebtedness by Maturity As of June 30, 2008 (In thousands)
SIMON PROPERTY GROUP Summary of Indebtedness by Maturity As of June 30, 2008 (In thousands)
SIMON PROPERTY GROUP Summary of Indebtedness by Maturity As of June 30, 2008 (In thousands)
SIMON PROPERTY GROUP Summary of Indebtedness by Maturity As of June 30, 2008 (In thousands)
SIMON PROPERTY GROUP Summary of Indebtedness by Maturity As of June 30, 2008 (In thousands)
SIMON PROPERTY GROUP Summary of Indebtedness by Maturity As of June 30, 2008 (In thousands)
SIMON PROPERTY GROUP Summary of Indebtedness by Maturity As of June 30, 2008 (In thousands)
SIMON PROPERTY GROUP Summary of Indebtedness by Maturity As of June 30, 2008 (In thousands)
SIMON PROPERTY GROUP Unencumbered Assets As of June 30, 2008
SIMON PROPERTY GROUP Unencumbered Assets As of June 30, 2008
SIMON PROPERTY GROUP Unencumbered Assets As of June 30, 2008
SIMON PROPERTY GROUP Unencumbered Assets As of June 30, 2008
SIMON PROPERTY GROUP Unencumbered Assets As of June 30, 2008
SIMON PROPERTY GROUP Preferred Stock/Units Outstanding As of June 30, 2008 ($ in 000's, except per share amounts)